PAGE 1
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                             Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _____ (File No. 33-60323)


Post-Effective Amendment No.   2

                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


Amendment No.   4   (File No. 811-7305)


STRATEGIST INCOME FUND, INC.
(formerly Express Direct Income Fund, Inc.)
IDS Tower 10, Minneapolis, Minnesota 55440-0010

Eileen J. Newhouse - IDS Tower 10,
Minneapolis, Minnesota 55440-0010
(612) 671-2772

Approximate Date of Proposed Public Offering:  May 31, 1996

It is proposed that this filing will become effective (check appropriate box)

_____immediately upon filing pursuant to paragraph (b)
  X  on July 30, 1997 pursuant to paragraph (b)
_____60 days after filing pursuant to paragraph (a)(i)
_____on (date) pursuant to paragraph (a)(i)
_____75 days after filing pursuant to paragraph (a)(ii)
_____on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
_____this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f of the Investment Company Act of 1940.

Strategist Government Income Fund, Strategist High Yield Fund and Strategist Quality Income Fund, series of the Registrant, are a part of a master/feeder operating structure. This Post-Effective Amendment includes a signature page for Income Trust, the master fund.

PAGE 2

Cross reference sheet for the Fund showing the location in its prospectus and the Statement of Additional Information of the
information called for by the items enumerated in Parts A and B of Form N-1A.

Negative answers omitted from prospectus are so indicated.

          PART A                                                     PART B

                  Section                                                    Section in
  Item No.        in Prospectus                               Item No.       Statement of Additional Information
     1            Cover page of prospectus                      10           Cover page of SAI

     2(a)         The Funds in brief; Fund expenses             11           Table of Contents

      (b)         The Funds in brief; Fund expenses             12           NA

      (c)         The Funds in brief; Fund expenses             13(a)        Additional Investment Policies; all
                                                                               appendices except Dollar-Cost Averaging
                                                                  (b)        Additional Investment Policies
     3(a)         NA                                              (c)        Additional Investment Policies
      (b)         NA                                              (d)        Security Transactions
      (c)         Performance
      (d)         NA                                            14(a)        Board Members and Officers
                                                                  (b)        Board Members and Officers
     4(a)         The Funds in brief; Investment policies         (c)        Board Members and Officers
                    and risks; How the Funds and Portfolios
                    are organized                               15(a)        NA
      (b)         Investment policies and risks                   (b)        NA
      (c)         Investment policies and risks                   (c)        Board Members and Officers

     5(a)         Board members and officers                    16(a)(i)     How the Funds and Portfolios are organized*;
                                                                               About the Advisor
      (b)(i)      Investment manager; About the Advisor           (a)(ii)    Agreements: Investment Management Services
      (b)(ii)     Investment manager; Administrator and                        Agreement, Plan and Agreement of
                    transfer agent                                             Distribution/Distribution Agreement
      (b)(iii)    Investment manager                              (a)(iii)   NA
      (c)         Portfolio managers                              (b)        NA
      (d)         Administrator and transfer agent                (c)        NA
      (e)         Administrator and transfer agent                (d)        Agreements: Administrative Services Agreement
      (f)         Investment manager; Administrator and           (e)        NA
                   transfer agent; Distributor                    (f)        Agreements: Plan and Agreement of
      (g)         About the Advisor                                            Distribution/Distribution Agreement
                                                                  (g)        NA
    5A(a)         NA                                              (h)        Custodian; Independent Auditors
      (b)         NA                                              (i)        Agreements:  Transfer Agency Agreement; Custodian

     6(a)         Shares; Voting rights                         17(a)        NA
      (b)         NA                                              (b)        Brokerage Commissions Paid to Brokers Affiliated
      (c)         NA                                                           with the Advisor
      (d)         NA                                              (c)        Security Transactions
      (e)         Cover page; Special shareholder services        (d)        Security Transactions
      (f)         Dividend and capital gains distributions;       (e)        Security Transactions
                    Reinvestments
      (g)         Taxes                                         18(a)        Shares; Voting rights*
      (h)         Special considerations regarding master/        (b)        NA
                    feeder structure
     7(a)         Distributor                                   19(a)        Investing in the Fund
      (b)         Valuing Fund shares                             (b)        Valuing Fund shares*; Investing in the Funds;
      (c)         NA                                                           Redeeming Shares
      (d)         How to purchase shares                          (c)        Redeeming Shares
      (e)         NA
      (f)         Distributor                                   20           Taxes

     8(a)         How to redeem shares; Special considerations  21(a)        Agreements:  Plan and Agreement of
                    regarding master/feeder structure                          Distribution/Distribution Agreement, Placement
      (b)         NA                                                           Agency Agreement
      (c)         How to purchase, exchange or redeem shares:
                    Other important information                   (b)        Agreements:  Plan and Agreement of
      (d)         How to purchase, exchange or redeem shares:                  Distribution/Distribution Agreement, Placement
                    How to redeem shares                                       Agency Agreement

     9            None                                          22(a)        NA
                                                                  (b)        Performance Information (for all funds except
                                                                              money market funds)

                                                                23           Financial Statements

*Designates page number in prospectus

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PAGE 3
Strategist Income Fund, Inc.

Prospectus
July 30, 1997

This prospectus describes three diversified, no-load mutual funds. Strategist Income Fund, Inc. is a mutual fund with three series of capital stock representing interests in Strategist Government Income Fund, Strategist High Yield Fund, and Strategist Quality Income Fund. Each Fund has its own goals and investment policies.

The goals of Strategist Government Income Fund are to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

The primary goal of Strategist High Yield Fund is to provide high current income. Capital growth is a secondary goal. The Portfolio that Strategist High Yield Fund invests in primarily invests in, and may invest all of its assets, in long-term corporate bonds in the lower-rating categories, commonly known as junk bonds. These securities generally have greater price fluctuations than higher-rated securities and are more likely to experience a default. Investors should carefully consider these risks before investing. See the prospectus sections entitled "Goals and types of Fund investments and their risks" and "Facts about investments and their risks."

The goals of Strategist Quality Income Fund are current income and the preservation of capital by investing in investment-grade bonds.

Each Fund has chosen to participate in a master/feeder structure. Each Fund seeks to achieve its goal by investing all of its assets in a corresponding Portfolio of Income Trust. Each Portfolio is managed by American Express Financial Corporation and has the same goal as the corresponding Fund. This arrangement is commonly known as a master/feeder structure.

This prospectus contains facts that can help you decide if one or more of the Funds is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Funds are in a Statement of Additional Information (SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated here by reference. For a free copy, contact American Express Financial Direct.

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PAGE 4
Please note that these Funds:
o are not bank deposits
o are not federally insured
o are not endorsed by any bank or government agency
o are not guaranteed to achieve their goals

American Express Financial Direct
P.O. Box 59196
Minneapolis, MN
55459-0196
800-AXP-SERV
TTY:  800-710-5260
http://www.americanexpress.com/direct

PAGE 5
Table of contents

The Funds in brief
Goals and types of Fund investments and their risks
Structure of the Funds
Manager and distributor
Portfolio managers

Fund expenses

Performance
Financial highlights
Total returns
Yield

Investment policies and risks
Facts about investments and their risks
Valuing Fund shares

How to purchase, exchange or redeem shares
How to purchase shares
How to exchange shares
How to redeem shares
Methods of exchanging or redeeming shares
Systematic purchase plans
Other important information

Special shareholder services
Services
Quick telephone reference

Distributions and taxes
Dividend and capital gain distributions
Reinvestments
Taxes
How to determine the correct TIN

How the Funds and Portfolios are organized
Shares
Voting rights
Shareholder meetings
Special considerations regarding master/feeder structure
Board members and officers
Investment manager
Administrator and transfer agent
Distributor

About the Advisor

Appendices
Description of corporate bond ratings
Descriptions of derivative instruments

PAGE 6
The Funds in brief

Strategist Income Fund, Inc. (the Company) is a mutual fund with three series of capital stock representing interests in Strategist Government Income Fund (Government Income Fund), Strategist High Yield Fund (High Yield Fund) and Strategist Quality Income Fund (Quality Income Fund) (collectively referred to as the Funds). Each Fund is a diversified mutual fund with its own goals and investment policies. Each of the Funds seeks to achieve its goals by investing all of its assets in a corresponding series (the Portfolio) of Income Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities.

Goals and types of Fund investments and their risks

Government Income Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. It does so by investing all of its assets in Government Income Portfolio a diversified mutual fund that invests at least 65% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies. Most investments are in pools of mortgage loans. Government Income Portfolio also may invest in non-governmental debt securities, derivative instruments and money market instruments.

High Yield Fund seeks to provide shareholders with high current income as its primary goal and, as its secondary goal, capital growth. It does so by investing all of its assets in High Yield Portfolio a diversified mutual fund that invests primarily in long-term, high-yielding, high risk debt securities below investment grade issued by U.S. and foreign corporations. These securities are commonly known as junk bonds. They generally involve greater volatility of price and risk of principal and income than higher rated securities. High Yield Portfolio also invests in government securities, investment-grade bonds, convertible securities, common and preferred stocks, derivative instruments and money market instruments.

Quality Income Fund seeks to provide shareholders with current income and preservation of capital. It does so by investing all of its assets in Quality Income Portfolio a diversified mutual fund that invests at least 90% of its net assets in the four highest investment grades of corporate debt securities, certain unrated debt securities the portfolio manager believes have the same investment qualities, government securities, derivative instruments and money market securities. Other investments may include common and preferred stocks and convertible securities. The investments are both U.S. and foreign.

Because investments involve risk, a Fund cannot guarantee achieving its goals. Some of the Portfolios' investments may be considered speculative and involve additional investment risks.

Structure of the Funds

Each Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio actually invests in and manages the securities and has the same goals and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                          Investors
                        buy shares in
                          the Fund

                          The Fund
                         invests in
                        the Portfolio

                   The Portfolio invests in
                  securities, such as stocks
                          or bonds

Manager and distributor

Each Portfolio is managed by American Express Financial Corporation (the Advisor), a provider of financial services since 1894. The Advisor currently manages more than $158 billion in assets. These assets are managed by a team of highly skilled, experienced professionals, backed by one of the nation's largest investment departments. Our team of professionals includes portfolio managers, senior economists and supporting staff, stock and bond analysts including Chartered Financial Analysts, and investment managers and researchers based in London and Hong Kong who add a global dimension to our expertise. These professionals evaluate thousands of securities.

Shares of the Funds are sold through American Express Service
Corporation (the Distributor), an affiliated company of the Advisor.

Portfolio managers

Government Income Portfolio

Jim Snyder joined the Advisor in 1989 as an investment analyst and currently serves as senior portfolio manager. He has managed the assets of Government Income Portfolio and its predecessor fund since 1993 after having served as associate portfolio manager from 1992 to 1993.

High Yield Portfolio

Jack Utter joined the Advisor in 1962 and serves as vice president and senior portfolio manager. He has managed the assets of High
Yield Portfolio and its predecessor fund since 1985. He also is manager of IDS Life Income Advantage Fund.

PAGE 8
Quality Income Portfolio

Ray Goodner joined the Advisor in 1977 and serves as vice president and senior portfolio manager. He has managed the assets of Quality Income Portfolio and its predecessor fund since 1985. He also manages the assets of World Income Portfolio, IDS Global Balanced Fund and IDS Life Global Yield Fund.

Fund expenses

The purpose of the following table and example is to summarize the aggregate expenses of each Fund and its corresponding Portfolio and to assist investors in understanding the various costs and expenses that investors in each Fund may bear directly or indirectly. The Company's board believes that, over time, the aggregate per share expenses of a Fund and its corresponding Portfolio should be approximately equal to (and may be less than) the per share expenses a Fund would have if the Company retained its own investment advisor and the assets of each Fund were invested directly in the type of securities held by the corresponding Portfolio. For additional information concerning Fund and Portfolio expenses, see "How the Funds and Portfolios are organized."

Shareholder transaction expenses(a)
Maximum sales charge on purchases(b)
(as a percentage of offering price)

Government     High Yield    Quality
Income Fund    Fund          Income Fund
    0%             0%             0%

Annual Fund and allocated Portfolio operating expenses
(as a percentage of average daily net assets):

                     Government     High Yield     Quality
                     Income Fund    Fund           Income Fund
Management fee(c)       0.52%          0.58%          0.52%
12b-1 fee               0.25%          0.25%          0.25%
Other expenses(d)       0.33%          0.36%          0.33%
Total (after
reimbursement)          1.10%          1.19%          1.10%

(a)A wire redemption charge, currently $15, is deducted from the shareholder's Investment Management Account for wire redemptions made at the request of the shareholder.
(b)There are no sales loads; however, High Yield Fund imposes a 0.50% redemption fee for shares redeemed or exchanged within 180 days of their purchase date. This fee reimburses the Fund for brokerage fees and other costs incurred. This fee also helps assure that long-term shareholders are not unfairly bearing the costs associated with frequent traders. Government Income and Quality Income Funds reserve the right upon 60 days' advance notice to shareholders to impose a redemption fee of up to 1% on shares redeemed within one year of purchase.
(c)The management fee is paid by the Trust on behalf of each Portfolio.
PAGE 9
(d)Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

The Advisor and the Distributor agreed to waive certain fees and to absorb certain other Fund expenses until May 31, 1997. Under this agreement, total expenses would not exceed 1.10% for Government Income Fund and Quality Income Fund and 1.20% for High Yield. Without this agreement, the ratio of expenses to average daily net assets would have been: 25.68% for Government Income Fund, 11.48% for High Yield Fund, and 13.34% for Quality Income Fund.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

          Government     High Yield     Quality
          Income Fund    Fund           Income Fund
1 year      $ 11           $ 12           $ 11
3 years     $ 35           $ 38           $ 35
5 years     $ 61           $ 66           $ 61
10 years    $134           $145           $134

The table and example do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because the Funds pay annual distribution (12b-1) fees, long-term shareholders may indirectly pay an equivalent of more than a 7.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

                                     Government     High   Quality
                                       Income      Yield    Income
Fiscal period ended May 31, 1997       Fund(a)    Fund(a)   Fund(a)

Per share income and capital changes(b)
Net asset value, beginning of period      $4.91    $4.31     $8.95

Income from investment operations:
Net investment income                       .30      .38       .55
Net gains (both realized and unrealized)    .06      .09       .18
Total from investment operations            .36      .47       .73

Less distributions:
Distributions from net investment income   (.30)    (.37)     (.53)
Distributions from gains                   (.04)      --        --
Total distributions                        (.34)    (.37)     (.53)
Net asset value, end of period            $4.93    $4.41     $9.15

 Ratios/supplemental data

Net assets, end of period (in thousands)   $548     $960      $575
Ratio of expenses to average daily
  net assets                            1.10%c,d 1.19%c,d  1.10%c,d
Ratio of net income to average daily
  net assets                            6.48%(d) 8.90%(d)  6.33%(d)
Total return                             7.6%    11.4%      8.3%
Portfolio turnover rate
  (excluding short-term securities)      146%      92%       31%

(a) Inception date was June 10, 1996.

(b) For a share outstanding throughout the period. Rounded to the nearest cent.

(c) The Advisor and Distributor voluntarily limited total operating expenses to 1.10% (1.20% for High Yield Fund) of average daily net assets. Without this agreement, the ratio of expenses to average daily net assets would have been 25.68% for Government Income
Fund, 11.48% for High Yield Fund and 13.34% for Quality Income
Fund.

(d) Adjusted to an annual basis.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Funds are contained in the Funds' annual report which, if not included with this prospectus, may be obtained without charge.

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PAGE 11
Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of May 31, 1997

Purchase                   1 year    5 years    10 years
made                       ago       ago        ago
Government Income Fund     + 7.59%  + 6.16%    + 7.65%
Merrill Lynch 1 to 5
 year Government Index     + 6.78%  + 6.01%    + 7.65%
Quality Income Fund        +11.40%  +11.18%    + 9.80%
High Yield Fund            + 8.31%  + 7.88%    + 8.84%
Lehman Aggregate
 Bond Index                + 8.32%  + 7.16%    + 8.84%

Cumulative total returns as of May 31, 1997

Purchase                   1 year    5 years    10 years
made                       ago       ago        ago
Government Income Fund     + 7.59%   +35.22%    +109.67%
Merrill Lynch 1 to 5
 year Government Index     + 6.78%   +33.87%    +109.09%
Quality Income Fund        +11.40%   +71.17%    +156.73%
High Yield Fund            + 8.31%   +46.93%    +134.68%
Lehman Aggregate
 Bond Index                + 8.32%   +41.28%    +133.25%

On June 10, 1996, IDS Federal Income Fund, IDS Selective Fund and IDS Extra Income Fund (the predecessor funds) converted to a master/feeder structure and transferred all of their assets to Government Income Portfolio, Quality Income Portfolio and High Yield Portfolio, respectively. The performance information in the foregoing tables represents performance of the corresponding predecessor funds prior to March 20, 1995 and of Class A shares of the corresponding predecessor funds from March 20, 1995 through June 10, 1996, adjusted to reflect the absence of sales charges on shares of the Funds sold through this prospectus. The historical performance has not been adjusted for any difference between the estimated aggregate fees and expenses of the Funds and historical fees and expenses of the predecessor funds.

These examples show total returns from hypothetical investments in each Fund. These returns are compared to those of popular indexes for the same periods.

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PAGE 12
For purposes of calculation, information about each Fund makes no adjustments for taxes an investor may have paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices. Returns shown should not be considered a representation of a Fund's future performance.

Merrill Lynch 1 to 5 year Government Index is made up of an unmanaged representative list of government bonds. Lehman Aggregate Bond Index is made up of an unmanaged representative list of government and corporate bonds as well as asset-backed securities and mortgage-backed securities. The indexes are frequently used as general measures of bond market performance. However, the securities used to create the indexes may not be representative of the debt securities held in the Portfolios.

The indexes reflect reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.

Yield

Yield is the net investment income earned per share for a specified time period, divided by the net asset value at the end of the period. The annualized yield for the 30-day period ended May 31, 1997, was 7.44% for Government Income Fund, 7.85% for High Yield Fund, and 6.84% for Quality Income Fund. The Funds calculate this 30-day annualized yield by dividing:

o net investment income per share deemed earned during a 30-day period by

o    the net asset value per share on the last day of the period

o    converting the result to a yearly equivalent figure

A Fund's yield varies from day to day, mainly because share values (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow. Past yields should not be considered an indicator of future yields.

Investment policies and risks

The policies described below apply both to the Fund and the Portfolio.

Government Income Portfolio - Government Income Portfolio invests primarily in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities. Under normal market conditions, at least 65% of Government Income Portfolio's total assets will be invested in such securities. Although Government Income Portfolio may invest in any U.S. government securities, it is anticipated that most of the Portfolio will consist of government securities representing part ownership of pools of mortgage loans.

High Yield Portfolio - High Yield Portfolio invests primarily in debt securities below investment grade issued by U.S. and foreign corporations. Most of these will be rated BBB, BB, or B by Standard & Poor's Corporation (S&P) or the Moody's Investors Services, Inc. (Moody's) equivalent. However, High Yield Portfolio may invest in debt securities with lower ratings, including those in default. High Yield Portfolio may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks. Other investments include investment grade bonds, convertible securities, stocks, derivative instruments and money market instruments. High Yield Portfolio may invest up to 25% of its total assets in foreign investments.

Quality Income Portfolio - Quality Income Portfolio invests in the four highest investment grades of marketable corporate debt securities, certain unrated debt securities the portfolio manager believes have the same investment qualities, government securities, derivative instruments and money market instruments. The investments are both U.S. and foreign. Under normal market conditions, at least 90% of Quality Income Portfolio's net assets will be in these investments. The remaining 10% of Quality Income Portfolio's net assets may be invested in common and preferred stocks and convertible securities. Quality Income Portfolio may invest up to 25% of its total assets in foreign investments.

The various types of investments described above that the portfolio managers use to achieve investment performance are explained in more detail in the next section and in the SAI.

Facts about investments and their risks

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of a company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds a Portfolio relies both on independent rating agencies and the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held by a Portfolio and will be sold only when the investment manager believes it is advantageous to do so.

PAGE 14
                         Rated securities
           Bond ratings and holdings for the fiscal year
                        ending May 31, 1997

S&P Rating     Protection of
(or Moody's    principal and            Percent of
equivalent)    interest                 net assets

                                        High Yield
                                        Portfolio
AAA            Highest quality            0.96%
AA             High quality               0.02
A              Upper medium grade         0.07
BBB            Medium grade               1.00
BB             Moderately speculative    23.95
B              Speculative               52.52
CCC            Highly speculative         4.36
CC             Poor quality               0.17
C              Lowest quality             0.02
D              In default                   --
Unrated        Unrated securities        11.68

                        Unrated securities
           Bond ratings and holdings for the fiscal year
                        ending May 31, 1997

S&P Rating      Protection of      Percent of net assets in unrated
(or Moody's     principal and      securities assessed by the
equivalent      interest           Advisor to be of comparable
                                   quality

                                           High Yield
                                           Portfolio
AAA            Highest quality              0.30%
AA             High quality                   --
A              Upper medium grade             --
BBB            Medium grade                 0.05
BB             Moderately speculative       0.79
B              Speculative                  2.09
CCC            Highly speculative           3.65
CC             Poor quality                   --
C              Lowest quality                 --
D              In default                     --
Unrated        Unrated securities           4.80

For the period from June 1, 1996 to June 9, 1996 the information in the tables above relates to IDS Selective Fund and IDS Extra Income Fund, funds that transferred their assets to Quality Income Portfolio and High Yield Portfolio, respectively, on June 10, 1996. See Appendix A to this prospectus describing corporate bond ratings for further information

Government Income Portfolio does not invest in securities below investment grade.

PAGE 15
Debt securities sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. To comply with tax laws, a Portfolio has to recognize a computed amount of interest income and pay dividends to unitholders even though no cash has been received. In some instances, a Portfolio may have to sell securities to have sufficient cash to pay the dividend.

Government securities: U.S. Treasury bonds, notes and bills, and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not direct obligations of the United States. These include securities supported by the right of the issuer to borrow from the Treasury, such as obligations of Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA) bonds. Because the U.S. government is not obligated to provide financial support to its instrumentalities, Government Income Portfolio will invest only in securities issued by those instrumentalities where the investment manager is satisfied the credit risk is minimal.

Mortgage-backed securities: A mortgage pass-through certificate represents an interest in a pool, or group, of mortgage loans assembled by GNMA, FNMA, or FHLMC or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to a Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on the certificates. A Portfolio may also invest in non-governmental mortgage-related securities and debt securities, such as bonds, debentures and collateralized mortgage obligations secured by mortgages on commercial real estate or residential rental properties, provided such securities are rated A or better by Moody's or S&P or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment manager. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio.

Each Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to PAGE 16 maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

The Portfolios may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. A Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to under perform like-duration Treasury securities.

Common stocks: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic price movements than stocks of larger, established companies or the stock market as a whole.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes exchange likely, convertible securities trade more like common stock.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as a Portfolio holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction.

Derivative instruments: A portfolio manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. A Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolios will designate cash or appropriate liquid assets to cover portfolio obligations. No more than 5% of each Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of a Portfolio's assets at risk to 5%. Certain of the investments previously discussed, including mortgage-backed securities, are also generally regarded as derivatives. The Portfolios are not limited as to the percentage of their assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. Each portfolio manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of a Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of a Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.
PAGE 18
The investment policies described above may be changed by the boards.

Lending portfolio securities: Each Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless holders of a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of a Portfolio's net assets.

Valuing Fund shares

The net asset value (NAV) is the value of a single Fund share. It is the total value of a Fund's investments in the corresponding Portfolio and other assets, less any liabilities, divided by the number of shares outstanding. The NAV is the price at which you purchase Fund shares and the price you receive when you sell your shares. It usually changes from day to day, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). NAV generally declines as interest rates increase and rises as interest rates decline.

To establish the net assets, all securities held by a Portfolio are valued as of the close of each business day. In valuing assets:

o Securities (except bonds) and assets with available market values are valued on that basis

o Securities maturing in 60 days or less are valued at amortized cost

o Bonds and assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

How to purchase shares

You may purchase shares of the Funds through an Investment
Management Account (IMA) maintained with American Express Service
Corporation (the Distributor). There is no fee to open an IMA account. Payment for shares must be made directly to the Distributor.

Complete an IMA Account Application (available by calling 800-AXP-
SERV) and mail the application to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Corporations and other organizations should contact the Distributor to determine which additional forms may be necessary to open an IMA account.

If you already have an IMA account, you may buy shares in the Funds as described below and need not open a new account.

PAGE 19
You may deposit money into your IMA account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). All deposit checks should be made payable to the Distributor. If you would like to wire funds into your existing IMA account, please contact the Distributor at 800-AXP-SERV for instructions.

Minimum Fund investment requirements. Your initial investment in a Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts and certain other retirement plans). The minimum subsequent investment is $100. These requirements may be reduced or waived as described in the SAI.

When and at what price shares will be purchased. You must have money available in your IMA account in order to purchase Fund shares. If your request and payment (including money transmitted by wire) are received and accepted by the Distributor before 2 p.m. Central time, your money will be invested at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day. If your request and payment are received after that time, your request will not be accepted or your payment invested until the next business day. (See "Valuing Fund shares")

Methods of purchasing shares. There are three convenient ways to purchase shares of the Funds. You may choose the one that works best for you. The Distributor will send you confirmation of your purchase request.

By phone:

     You may use money in your IMA account to make initial and subsequent purchases. To place your order, call 800-AXP-SERV.

By mail:

     Written purchase requests (along with any checks) should be mailed to American Express Financial Direct, P.O. Box 59196,
     Minneapolis, MN 55459-0196, and should contain the following information:

     o    your IMA account number (or an IMA Account Application)
     o the name of the fund(s) and the dollar amount of shares you would like purchased

     Your check should be made out to the Distributor. It will be deposited into your IMA account and used, as necessary, to cover your purchase request.

By systematic purchase:

     Once you have opened an IMA account, you may authorize the Distributor to automatically purchase shares on your behalf at intervals and in amounts selected by you. (See "Systematic purchase plans")

Other purchase information. Each Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this prospectus, to reject purchase requests or to change the minimum investment requirements. All requests to purchase shares of the Fund are subject to acceptance by the Fund and the Distributor and are not binding until confirmed or accepted in writing. The Distributor will charge a $15 service fee against an investor's IMA account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

How to exchange shares

The exchange privilege allows you to exchange your investment in a Fund at no charge for shares of other funds in the Strategist Fund Group available in your state. For complete information, on any other fund, read that fund's prospectus carefully. Any exchange will involve the redemption of Fund shares and the purchase of shares in another fund on the basis of the net asset value per share of each fund. An exchange may result in a gain or loss and is a taxable event for federal income tax purposes. When exchanging into another fund you must meet that fund's minimum investment requirements. Each Fund reserves the right to modify, terminate or limit the exchange privilege. The current limit is four exchanges per calendar year. The Distributor and the Funds reserve the right to reject any exchange, limit the amount or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Funds and their shareholders.

How to redeem shares

The price at which shares will be redeemed. Shares will be redeemed at the net asset value per share next determined after receipt by the Distributor of proper redemption instructions, as described below.

High Yield Fund imposes a 0.50% redemption fee for shares redeemed or exchanged within 180 days of their purchase date. This fee reimburses the Fund for brokerage fees and other costs incurred. This fee also helps assure that long-term shareholders are not unfairly bearing the costs associated with frequent traders.

Payment of redemption proceeds. Normally, payment for redeemed shares will be credited directly to your IMA account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your redemption instructions in proper form. Redemption proceeds will be held there or mailed to you depending on the account standing instructions you selected.

If you recently purchased shares by check, your redemption proceeds may be held in your IMA account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.

PAGE 21
A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability.
Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

Methods of exchanging or redeeming shares

By phone:

You may exchange or redeem your shares by calling 800-AXP-SERV. Telephone exchanges or redemptions may be difficult to implement during periods of drastic economic or market changes. If you experience difficulties in exchanging or redeeming shares by telephone, you can mail your exchange or redemption requests as described below.

To properly process your telephone exchange or redemption request we will need the following information:

o your IMA account number and your name (for exchanges, both funds must be registered in the same ownership)
o the name of the fund from which you wish to exchange or redeem shares
o the dollar amount or number of shares you want to exchange or redeem
o the name of the fund into which shares are to be exchanged, if applicable

Telephone exchange or redemption requests received before 2 p.m. (Central time) on any business day, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day.

By mail:

You may also request an exchange or redemption by writing to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Once an exchange or redemption request is mailed it is irrevocable and cannot be modified or canceled.

To properly process your mailed exchange or redemption request, we will need a letter from you that contains the following information:

o    your IMA account number
o the name of the fund from which you wish to exchange or redeem shares
o the dollar amount or number of shares you want to exchange or redeem
o the name of the fund into which shares are to be exchanged, if applicable
o a signature of at least one of the IMA account holders in the exact form specified on the account

PAGE 22
Telephone transactions. You may make purchase, redemption and exchange requests by mail or by calling 800-AXP-SERV. The privilege to initiate transactions by telephone is automatically available through your IMA account. Each Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. This includes asking identifying questions and tape recording calls. If these procedures are not followed, a Fund may be liable for losses due to unauthorized or fraudulent instructions. Telephone privileges may be modified or discontinued at any time.

Systematic purchase plans

The Distributor offers a Systematic Purchase Plan (SPP) that allows you to make periodic investments in the Funds automatically and conveniently. A SPP can be used as a dollar cost averaging program and saves you the time and expense associated with writing checks or wiring funds.

Investment minimums: You can make automatic investments in any amount, from $100 to $50,000.

Investment methods: Automatic investments are made from your IMA account and you may select from several different investment methods to make automatic investment(s):

a) Using uninvested cash in your IMA account: If you elect to use this option to make your automatic investments, uninvested cash in your IMA account will be used to make the investment and, if necessary, shares of your Money Market Fund will be redeemed to cover the balance of the purchase.

b) Using bank authorizations: If you elect to use this option to make your automatic investments, money is transferred from your bank checking or savings account into your IMA account and is then used to make automatic investments.

If you elect to use bank authorizations for your automatic investments, you will select a transfer date (when the money is transferred into your IMA account).

If you make changes to your bank authorization transfer date, it may also be necessary to change your automatic investment date to coincide with the new transfer date.

Investment frequency: You can select the frequency of your automatic investments (example: twice monthly, monthly or quarterly). Quarterly investments are made on the date selected in the first month of each quarter (January, April, July and October).

Changing instructions to an already established plan: If you want to change the fund(s) selected for your SPP you may do so by calling 800-AXP-SERV, or by sending written instructions clearly outlining the changes to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Written notification must include the following:
PAGE 23
     o    The funds with SPP that you want to cancel

     o The newly selected fund(s) in which you want to begin making automatic investments and the amount to be invested in each fund

     o The investment frequency and investment dates for your new automatic investments

Terminating your SPP. If you wish to terminate your SPP, you may call 800-AXP-SERV, or send written instructions to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196.

Terminating bank authorizations. If you wish to terminate your bank authorizations, you may do so at any time by notifying
American Express Financial Direct in writing or by calling 800-AXP-SERV. Your bank authorization will not automatically terminate when you cancel your SPP.

IMPORTANT: If you are canceling your bank authorizations and you wish to cancel your SPP, you must also provide instructions stating that the Distributor should cancel your SPP. You may notify the Distributor by sending written instructions to the address above or telephoning 800-AXP-SERV. Your systematic investments will continue using IMA account assets if the Distributor does not receive notification to terminate your systematic investments as well.

To avoid procedural difficulties, the Distributor should receive instructions to change or terminate your SPP or bank authorizations at least 10 days prior to your scheduled investment date.

Other important information

Minimum balance and account requirements. Each Fund reserves the right to redeem your shares if, as a result of redemptions, the aggregate value of your holdings in the Fund drops below $1,000 ($500 in the case of custodial accounts, IRAs and other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your IMA account, the Fund will automatically redeem your shares.

Wire transfers to your bank. Funds can be wired from your IMA account to your bank account. Call the Distributor for additional information on wire transfers. A $15 service fee will be charged against your IMA account for each wire sent.

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering being made by this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Funds or their Distributor. This prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not be lawfully made.

PAGE 24
Special shareholder services

Services

To help you track and evaluate the performance of your investments, you will receive these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

Quick telephone reference

American Express Financial Direct Team
Fund performance, objectives and account inquiries, redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
800-AXP-SERV

TTY Service
For the hearing impaired
800-710-5260

Distributions and taxes

As a shareholder you are entitled to your share of a Fund's net income and any net gains realized on its investments. Each Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions
A Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to a Fund. A Fund deducts direct and allocated expenses from the investment income. A Fund's net investment income is distributed to you monthly as dividends. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized whenever a security held for more than one year is sold for a higher price than was paid for it. A Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they are distributed, net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

PAGE 25
Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares of a Fund, unless you request the Fund in writing or by phone to pay distributions to you in cash.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

Taxes
The Funds have received a Private Letter Ruling from the Internal
Revenue Service stating that, for purposes of the Internal Revenue Code, each Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Distributions are subject to federal income tax. In certain states, Fund distributions, to the extent they consist of interest from securities of the U.S. government and certain of its agencies or instrumentalities, may be exempt from state and local taxes.

Interest from obligations which are merely guaranteed by the U.S.
government or one of its agencies, such as GNMA certificates, is generally not entitled to this exemption. Distributions are taxable in the year the respective Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.

PAGE 26
If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o     a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o     criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                                    Use the Social Security or
For this type of account:           Employer Identification number
                                    of:

Individual or joint account         The individual or individuals
                                    listed on the account

Custodian account of a minor        The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                      The grantor-trustee (the person
                                    who puts the money into the
                                    trust)

An irrevocable trust, pension       The legal entity (not the
trust or estate                     personal representative or
                                    trustee, unless no legal entity
                                    is designated in the account
                                    title)

Sole proprietorship                 The owner

Partnership                         The partnership

Corporate                           The corporation

Association, club or                The organization
tax-exempt organization

For details on TIN requirements, call 800-AXP-SERV for federal Form W-9, "Request for Taxpayer Identification Number and
Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to each Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

PAGE 27
How the Funds and Portfolios are organized

Shares

The Company currently is composed of three Funds, each issuing its own series of capital stock. Each Fund is owned by its shareholders. All shares issued by a Fund are of the same class -- capital stock. Par value is 1 cent per share. Both full and fractional shares can be issued.

The shares of each Fund making up the Company represent an interest in that Fund's assets only (and profits or losses), and, in the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Funds have cumulative voting rights.

Shareholder meetings

The Company does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the Company's outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure

Each Fund pursues its goals by investing its assets in a master fund called a Portfolio. This means that a Fund does not invest directly in securities; rather the respective Portfolio invests in and manages its portfolio of securities. The goals and investment policies of each Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing each Fund's assets in the respective Portfolio. The board believes that the master/feeder structure will be in the best interest of each Fund and its shareholders since it offers the opportunity for economies of scale. A Fund may redeem all of its assets from the corresponding Portfolio at any time. Should the board determine that it is in the best interest of a Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. A Fund would terminate its investment if the Portfolio changed its goals, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: Each Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These PAGE 28 feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of a Fund. Information about other feeders may be obtained by calling a service representative at 800-437-3133.

Each feeder that invests in a Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in a Portfolio, that Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever a Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders of the Company elect a board that oversees the operations of the Funds and chooses the Company's officers. The Company's officers are responsible for day-to-day business decisions based on policies set by the board. Information about the board members and officers of both the Company and the Trust is found in the SAI under the caption "Board Members and Officers."

Investment manager

Each Portfolio pays the Advisor for managing its assets. Each Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the Advisor is paid a fee for these services based on the average daily net assets of each Portfolio, as follows:

Government Income Portfolio and
Quality Income Portfolio
Assets       Annual rate at
(billions)   each asset level
First $1.0        0.520%
Next   1.0        0.495
Next   1.0        0.470
Next   3.0        0.445
Next   3.0        0.420
Over   9.0        0.395

PAGE 29
High Yield Portfolio
Assets       Annual rate at
(billions)   each asset level
First $1.0        0.590%
Next   1.0        0.565
Next   1.0        0.540
Next   3.0        0.515
Next   3.0        0.490
Over   9.0        0.465

For the fiscal year ended May 31, 1997, each Portfolio paid the Advisor total investment management fees of 0.52% of its average daily net assets for Government Income Portfolio, 0.58% for High Yield Portfolio, and 0.52% for Quality Income Portfolio. Under the agreement, each Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

The Fund pays the Advisor for shareholder accounting and transfer agent services under two agreements. The first agreement, the Administrative Services Agreement, has a declining annual rate that decreases as assets increase. For each Fund, the fee ranges from 0.05% to 0.025%. The second agreement, the Transfer Agency Agreement, has an annual fee of $25 per shareholder account.

Distributor

The Funds sell shares through the Distributor under a Distribution Agreement. The Distributor is located at P.O. Box 59196, Minneapolis, MN 55459-0196 and is a wholly-owned subsidiary of Travel Related Services, Inc., a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. Financial consultants representing the Distributor provide information to investors about individual investment programs, the Funds and their operations, new account applications, exchange and redemption requests. The Funds reserve the right to sell shares through other financial intermediaries or broker/dealers. In that event, the account terms would also be governed by rules that the intermediary may establish.

To help defray costs, including costs for marketing, sales administration, training, overhead, direct marketing programs, advertising and related functions, the Funds pay the Distributor a distribution fee, also known as a 12b-1 fee. This fee is paid under a Plan and Agreement of Distribution that follows the terms of Rule 12b-1 of the Investment Company Act of 1940. Under this Agreement, each Fund pays a distribution fee at an annual rate of 0.25% of that Fund's average daily net assets for distribution-related services. This fee will not cover all of the costs incurred by the Distributor.

Total expenses paid by each Fund for the fiscal year ended May 31, 1997, were 1.10% for Government Income Fund, 1.20% for High Yield
Fund and 1.10% for Quality Income Fund,

PAGE 30
About the Advisor

The Advisor is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company. The
Portfolios may pay brokerage commissions to broker-dealer affiliates of the Advisor.

PAGE 31
Appendix A

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions. For further information, see the SAI.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

PAGE 32
Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

PAGE 33
Appendix B

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments a Portfolio may use. At various times a Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts. An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. A Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge a Portfolio's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities. Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities. The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters. Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.
PAGE 34
Structured products. Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                STATEMENT OF ADDITIONAL INFORMATION

                                FOR

                   STRATEGIST INCOME FUND, INC.

                           July 30, 1997

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the Funds' prospectus and the financial statements contained in the Annual Report which may be obtained by calling American Express Financial Direct, 800-AXP-SERV (TTY: 800-710-5260) or by writing to P.O. Box 59196, Minneapolis, MN 55459-0196.

This SAI is dated July 30, 1997, and it is to be used with the Funds' prospectus dated July 30, 1997, and the Annual Report for the fiscal year ended May 31, 1997.

PAGE 36
                         TABLE OF CONTENTS

Goals and Investment Policies......................See Prospectus

Additional Investment Policies...............................p. 3

Security Transactions........................................p. 13

Brokerage Commissions Paid to
Brokers Affiliated with the Advisor..........................p. 16

Performance Information......................................p. 17

Valuing Fund Shares..........................................p. 19

Investing in the Funds.......................................p. 20

Redeeming Shares.............................................p. 21

Capital Loss Carryover.......................................p. 22

Taxes........................................................p. 22

Agreements...................................................p. 23

Organizational Information...................................p. 26

Board Members and Officers...................................p. 26

Principal Holders of Securities..............................p. 33

Independent Auditors.........................................p. 33

Financial Statements.........................................p. 33

Prospectus...................................................p. 33

Appendix A:  Description of Commercial Paper Ratings.........p. 34

Appendix B:  Foreign Currency Transactions...................p. 35

Appendix C:  Options and Interest Rate Futures Contracts.....p. 40

Appendix D:  Mortgage-Backed Securities......................p. 46

Appendix E:  Mortgage Pass-Through Certificates..............p. 47

Appendix F:  Dollar-Cost Averaging...........................p. 50

PAGE 37
ADDITIONAL INVESTMENT POLICIES

Strategist Income Fund, Inc. (the Company) is a series mutual fund with three series of capital stock representing interests in Strategist Government Income Fund (Government Income Fund), Strategist High Yield Fund (High Yield Fund) and Strategist Quality Income Fund (Quality Income Fund). (Government Income Fund, High Yield Fund and Quality Income Fund are collectively the Funds, and individually a Fund.) Each Fund is a diversified mutual fund with its own goals and investment policies. Each of the Funds seeks to achieve its goals by investing all of its assets in a corresponding series (each a Portfolio) of Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities.

Fundamental investment policies adopted by a Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940 (the 1940 Act). Whenever a Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Company will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Funds' other investment policies, each Fund may invest its assets in an open-end management investment company having the same investment objectives, policies and restrictions as that Fund for the purpose of having those assets managed as part of a combined pool.

Investment Policies applicable to Government Income Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio has not borrowed in the past and has no present intention to borrow.

'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Purchase more than 10% of the outstanding voting securities of an issuer.
PAGE 38
'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make a loan of any part of its assets to American Express
Financial Corporation (the Advisor), to the board members and officers of the Advisor or to its own board members and officers.

'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the board is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the Portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.

'Issue senior securities, except this restriction shall not be deemed to prohibit the Portfolio from borrowing from banks, using options or futures contracts, lending its securities or entering into repurchase agreements.

PAGE 39
'Buy any property or security (other than securities issued by the Portfolio) from any board member or officer of the Advisor or the Portfolio, nor will the Portfolio sell any property or security to them.

'Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at the time of purchase, can be invested in any one industry.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:

'Buy on margin or sell short, except it may enter into interest rate futures contracts.

'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on futures contracts are not deemed to be a pledge of assets.

'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

'Invest more than 5% of its net assets in warrants.

'Invest more than 10% of its total assets in securities of investment companies.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral leases.

'Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

PAGE 40
In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Portfolio also may purchase short-term commercial paper rated P-2 or better by Moody's Investor Service, Inc. (Moody's) or A-2 or better by Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

Investment Policies applicable to High Yield Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately

PAGE 41
after the borrowing. The Portfolio has not borrowed in the past and has no present intention to borrow.

'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the board is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the Portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.

'Issue senior securities, except this restriction shall not be deemed to prohibit the Portfolio from borrowing from banks, using options or futures contracts, lending its securities or entering into repurchase agreements.

'Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

PAGE 42
The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:

'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on futures contracts are not deemed to be a pledge of assets.

'Invest more than 10% of its total assets in securities of investment companies.

'Invest in exploration or development programs, such as oil, gas or mineral leases.

'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

'Invest in a company to control or manage it.

'Buy on margin or sell short, except they may enter into interest rate future contracts.

'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

'Invest more than 5% of its net assets in warrants.

'Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, loans and loan participations, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

'In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

PAGE 43
'In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lender or other financial intermediary.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers.
European Depositary Receipts (EDRs) and Global Depositary Receipts
PAGE 44
(GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

Investment Policies applicable to Quality Income Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio has not borrowed in the past and has no present intention to borrow.

'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
PAGE 45
'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make a loan of any part of its assets to the Advisor, to the board members and officers of the Advisor or to its own board members and officers.

'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the board is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the Portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.

'Issue senior securities, except this restriction shall not be deemed to prohibit the Portfolio from borrowing from banks, using options or futures contracts, lending its securities or entering into repurchase agreements.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:

'Buy on margin or sell short, except it may enter into interest rate futures contracts.

'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on futures contracts are not deemed to be a pledge of assets.

'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

'Invest more than 10% of its total assets in securities of investment companies.

'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral leases.

'Invest more than 5% of its net assets in warrants.

'Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor to the Portfolio, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor to the Portfolio, under guidelines established by the board, will evaluate relevant factors, such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published PAGE 47 annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired. The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary
Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

For a description of commercial paper rating, see Appendix A. For a discussion on foreign currency transactions, see Appendix B. For a discussion on options and interest rate futures contracts, see Appendix C. For a discussion on mortgage-backed securities, see Appendix D. For a discussion on mortgage pass-through certificates, see Appendix E. For a discussion on dollar-cost averaging, see Appendix F.

SECURITY TRANSACTIONS

Subject to policies set by the board, the Advisor is authorized to determine, consistent with each Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, the Advisor has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board.

The Advisor has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. The Advisor carefully monitors compliance with its Code of Ethics.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a PAGE 48 policy authorizing the Advisor to do so to the extent authorized by law, if the Advisor determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the Advisor's overall responsibilities to the portfolios advised by the Advisor.

Research provided by brokers supplements the Advisor's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. The Advisor has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

Normally, a Portfolio's securities are traded on a principal rather than an agency basis. In other words, the Advisor will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The Advisor does not pay the dealer commissions. Instead the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the Advisor must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits the Advisor to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided.  The second procedure permits the
Advisor, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-
counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the Advisor, in order to obtain research and brokerage services, to cause the
Portfolio to pay a commission in excess of the amount another broker might have charged. The Advisor has advised the Trust it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a
particular group of securities that only certain brokers may be
able to offer.   As a result of this arrangement, some Portfolio
PAGE 49
transactions may not be effected at the lowest commission, but the Advisor believes it may obtain better overall execution. The
Advisor has assured the Trust that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and most favorable execution. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the Advisor in providing advice to all the Trusts in the Preferred Master Trust Group, their corresponding Funds and other accounts advised by the Advisor, even though it is not possible to relate the benefits to any particular fund, portfolio or account.

Each investment decision made for a Portfolio is made independently from any decision made for other portfolios, funds or other accounts advised by the Advisor or any of its subsidiaries. When a Portfolio buys or sells the same security as another portfolio, fund or account, the Advisor carries out the purchase or sale in a way the Trust agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by a Portfolio, a Portfolio hopes to gain an overall advantage in execution. The Advisor has assured the Trust it will continue to seek ways to reduce brokerage costs.

On a periodic basis, the Advisor makes a comprehensive review of the broker-dealers it uses and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

Government Income Portfolio, High Yield Portfolio and Quality Income Portfolio paid total brokerage commissions of $-0-, $90,680, and $75,832, respectively for the fiscal period ended May 31, 1997. The Portfolios began operations on June 10, 1996. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to a Portfolio.

As of the fiscal year ended May 31, 1997, Government Income
Portfolio held no securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

As of the fiscal year ended May 31, 1997, the Portfolios listed held securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

PAGE 50
                              Value of Securities
                              Owned at End of
Name of Issuer                Fiscal Year
High Yield Portfolio
     Merrill Lynch             $ 8,751,958
Quality Income Portfolio
     Bank of America           $27,933,462
     First Chicago              16,446,728
     JP Morgan                   9,034,437
     Salomon Brothers           14,108,050

For the fiscal years 1997 and 1996, the portfolio turnover rates were 146% and 115% for Government Income Portfolio, 92% and 61% for High Yield Portfolio and 31% and 18% for Quality Income Portfolio. Higher turnover rates may result in higher brokerage expenses. For periods prior to the commencement of operations of Government Income Portfolio, High Yield Portfolio and Quality Income Portfolio, turnover rates are based on the turnover rates of the corresponding IDS funds, which transferred all of their assets to the Portfolios on June 10, 1996. A high turnover rate (in excess of 100%) results in higher fees and expenses.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE ADVISOR

Affiliates of American Express Company (American Express) (of which the Advisor is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of a Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. The Advisor will use an American Express affiliate only if
(i) the Advisor determines that a Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for a Portfolio and (ii) the affiliate charges a Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

The Advisor may direct brokerage to compensate an affiliate. The Advisor will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. The Advisor owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to the Advisor and in turn the Advisor will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

No brokerage commissions were paid to brokers affiliated with the Advisor for the fiscal year ended May 31, 1997.

PAGE 51
PERFORMANCE INFORMATION

The Funds may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Funds are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Funds to compute performance follows below.

Average annual total return

A Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

where:       P = a hypothetical initial payment of $1,000
             T = average annual total return
             n = number of years
           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

A Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in each Fund over a specified period of time according to the following formula:

                              ERV - P
                                 P

where:   P  =  a hypothetical initial payment of $1,000
       ERV  =  ending redeemable value of a hypothetical $1,000
               payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield

A Fund may calculate an annualized yield by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                     Yield = 2[(a-b + 1)6 - 1]
                                cd

where: a = dividends and interest earned during the period b = aggregate expenses accrued for the period (net of reimbursements)
             c = the average daily number of shares outstanding
                 during the period that were entitled to receive
PAGE 52
                 dividends
             d = the maximum offering price per share on the last
                 day of the period

The Funds annualized yields were 7.44% for Government Income Fund, 7.85% for High Yield Fund, and 6.84% for Quality Income Fund.

A Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for each corresponding Portfolio's securities. It is not necessarily indicative of the amount which was or may be paid to a Fund's shareholders. Actual amounts paid to a Fund's shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following
formula:
                 D   divided by   POP F  equals DY
                 30                30

where:    D  =  sum of dividends for 30-day period
        POP  =  sum of public offering price for 30-day period
          F  =  annualizing factor
         DY  =  distribution yield

The Funds distribution yields were 6.81% for Government Income
Fund, 9.32% for High Yield Fund, and 7.18% for Quality Income Fund.

In its sales material and other communications, a Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

On June 10, 1996, IDS Federal Income Fund, IDS Selective Fund and IDS Extra Income Fund (the IDS Funds), three open-end investment companies managed by the Advisor, transferred all of their respective assets, to Government Income Portfolio, Quality Income Portfolio and High Yield Portfolio, respectively, in exchange for units of the Portfolios. Also on June 10, 1996, Government Income Fund, Quality Income Fund and High Yield Fund transferred all of their respective assets to the corresponding Portfolio of the Trust in connection with the commencement of their operations.

On March 20, 1995, the IDS Funds converted to a multiple class structure pursuant to which three classes of shares are offered:
Class A, Class B and Class Y. Class A shares are sold with a 5% sales charge, a 0.175% service fee and no 12b-1 fee. Performance PAGE 53 quoted by Government Income Fund, High Yield Fund and Quality
Income Fund is based on the performance and yield of the corresponding IDS Fund prior to March 20, 1995 and to Class A shares of the corresponding IDS Fund from March 20, 1995 through June 10, 1996, adjusted for differences in sales charge. The historical performance for these periods has not been adjusted for any difference between the estimated aggregate fees and expenses of the Funds and historical fees and expenses of the IDS Funds.

VALUING FUND SHARES

The value of an individual share is determined by using the net asset value before shareholder transactions for the day and dividing that figure by the number of shares outstanding at the end of the previous day.

On June 2, 1997, the first business day following the end of the fiscal year, the computations looked like this:

                  Net assets before            Shares outstanding             Net asset value
Fund              shareholder transactions     at the end of previous day     of one share
Government Income   $547,836        divided by 111,123                equals  $4.93
High Yield           961,266                   217,481                         4.42
Quality Income       574,959                    62,837                         9.15

In determining net assets before shareholder transactions, the securities held by each Fund's corresponding Portfolio are valued as follows as of the close of business of the New York Stock
Exchange (the Exchange):

'Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

'Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at PAGE 54 the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of each Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

'Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, American Express Service Corporation (AESC) and each of the Funds will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUNDS

Each Fund's minimum initial investment requirement is $2,000 ($1,000 for Custodial Accounts, Individual Retirement Accounts and certain other retirement plans). Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors.

The Securities Investor Protection Corporation (SIPC) will provide account protection, in an amount up to $500,000, for securities including Fund shares (up to $100,000 protection for cash), held in an Investment Management Account maintained with AESC. Of course, SIPC account protection does not protect shareholders from share price fluctuations.

PAGE 55
REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Funds (or a Fund) to redeem shares for more than seven days. Such emergency situations would occur if:

'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of each Portfolio's securities is not reasonably practicable or it is not reasonably practicable for each Funds to determine the fair value of its net assets, or

'The SEC, under the provisions of the 1940 Act, as amended, declares a period of emergency to exist.

Should each Fund stop selling shares, the board members may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

Redemptions by each Fund

Each Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by voluntary redemption of shares. Until further notice, it is the policy of each Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000 or more ($500 in the case of Custodial accounts, IRA's and other retirement plans). In any event, before each Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the accounts to at least $1,000.

Redemptions in Kind

The Company has elected to be governed by Rule 18f-1 under the 1940
Act, which obligates each Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of each Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, each Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of each Fund as determined by the board. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should each Fund distribute securities, a PAGE 56 shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, Government Income Fund, and High
Yield Fund had total capital loss carryovers of $851, and $8,417, respectively, at May 31, 1997, that if not offset by subsequent capital gains will expire as set out below:

Portfolio                     2005         2006
Government Income           $   --       $  851
High Yield                   1,684        6,733

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

Note: If this section does not apply, (CAPITAL LOSS CARRYOVER) please delete this section AND the reference to it in the table of contents.

TAXES

Dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a Fund's dividend that is attributable to dividends each Fund received from domestic (U.S.) securities. For the fiscal year ended May 31, 1997, none of Government Income Fund's net investment income dividends, 7.38% of High Yield Fund's net investment income dividends and 0.58% of Quality Income Fund's net investment income dividends qualified for the corporate deduction.

Capital gain distributions, if any, received by individual and corporate shareholders, should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by a Fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income, not capital gain.

You may be able to defer taxes on current income from a Fund by investing through an IRA, 401(k) plan account or other qualified retirement account. If you move all or part of a non-qualified investment in a Fund to a qualified account, this type of exchange is considered a sale of shares. You pay no sales charge, but the exchange may result in a gain or loss for tax purposes, or excess contributions under IRA or qualified plan regulations.

Under federal tax law, by the end of a calendar year a Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. A Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the PAGE 57 amount actually distributed. A Fund intends to comply with federal tax law and avoid any excise tax.

Quality Income Fund and High Yield Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Trust, on behalf of each Portfolio, has an Investment
Management Services Agreement with the Advisor. For managing the assets of the Portfolios, the Advisor is paid a fee based upon the following schedule:

                                   Government Income Portfolio and
High Yield Portfolio               Quality Income Portfolio

  Assets       Annual rate at        Assets       Annual rate at
(billions)    each asset level     (billions)    each asset level
First $1.0         0.590%          First $1.0         0.520%
Next   1.0         0.565           Next   1.0         0.495
Next   1.0         0.540           Next   1.0         0.470
Next   3.0         0.515           Next   3.0         0.445
Next   3.0         0.490           Next   3.0         0.420
Over   9.0         0.465           Over   9.0         0.395

On May 31, 1997, the daily rates applied to the Portfolio's net assets on an annual basis were equal to 0.504% for Government Income Portfolio, 0.562% for High Yield Portfolio and 0.510% for Quality Income Portfolio. The fee is calculated for each calendar day on the basis of net assets at the close of business two days prior to the day for which the calculation is made.

The management fee is paid monthly. For the fiscal year ended May 31, 1997, the total amount paid was $9,425,898 for Government
Income Portfolio, $15,502,709 for High Yield Portfolio and
$8,395,071 for Quality Income Portfolio. The amounts are allocated among the Funds investing in the Portfolios.

Under the Agreement, each Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for units; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with PAGE 58 lending portfolio securities; and expenses properly payable by each Portfolio, approved by the board. Under the agreement, Government Income Portfolio and Government Income Fund, High Yield Portfolio and High Yield Fund, and Quality Income Portfolio and Quality
Income Fund paid nonadvisory expenses of $218,943 and $1,168, $127,018 and $1,402 and $200,428 and $1,209 respectively, for the year ended May 31, 1997 and for the fiscal period from June 10, 1996 to Nov. 30, 1996.

Administrative Services Agreement

The Company, on behalf of each Fund, has an Administrative Services Agreement with the Advisor. Under this agreement, each Fund pays the Advisor for providing administration and accounting services. The fee is payable from the assets of each Fund and is calculated as follows:

Government Income Fund,
High Yield Fund and
Quality Income Fund

  Assets       Annual rate at
(billions)    each asset level
First $1          0.050%
Next   1          0.045
Next   1          0.040
Next   3          0.035
Next   3          0.030
Over   9          0.025

On May 31, 1997, the daily rates applied to the Funds' net assets on an annual basis were equal to 0.050% for Government Income Fund, 0.050% for High Yield Fund and 0.050% for Quality Income Fund. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. For the fiscal year ended May 31, 1997, the Funds paid fees of $237 for Government Income Fund, $286 for High Yield Fund and $241 for Quality Income Fund.

Under the agreement, each Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant's fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; and expenses properly payable by each Fund approved by the board.

Transfer Agency Agreement

The Company, on behalf of each Fund, has a Transfer Agency Agreement with the Advisor. This agreement governs the responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. The fee is determined by multiplying the number of shareholder accounts

PAGE 59
at the end of the day by a rate of $25 per year and dividing by the number of days in the year. The fees paid to the Advisor may be changed from time to time upon agreement of the parties without shareholder approval. For the fiscal year ended May 31, 1997, the Funds paid fees of $105 for Government Income Fund, $319 for High Yield Fund and $104 for Quality Income Fund.

Placement Agency Agreement

Pursuant to a Placement Agency Agreement, the Distributor acts as placement agent of the units of the Trust.

Plan and Agreement of Distribution/Distribution Agreement

To help the Distributor defray the costs of distribution and servicing, the Company and the Distributor have entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing shares of the Funds. Under the Plan, the Distributor is paid a fee at an annual rate of 0.25% of each Fund's average daily net assets.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which the expenditures were made. The Plan and any agreement related to it may be terminated at any time with respect to a Fund by vote of a majority of board members who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, by vote of a majority of the outstanding voting securities of a Fund or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Company and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of such disinterested board members is the responsibility of such disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended May 31, 1997, the Funds paid fees of $1,185 for Government Income Fund, $1,428 for High Yield Fund and $1,206 for Quality Income Fund.

Custodian Agreement

The Trust's securities and cash for Government Income Fund are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Trust's securities and cash for High Yield Fund and Quality Income Fund are held by First Bank National Association, PAGE 60
180 E. Fifth St., St. Paul, MN 55101-1631. Each Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Trust pays the custodian a maintenance charge per Portfolio and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses

For the fiscal year ended May 31, 1997, the Funds paid total fees and nonadvisory expenses of $5,438 for Government Income Fund, $6,803 for High Yield Fund and $5,325 for Quality Income Fund. The Funds began operations on June 10, 1996. The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until May 31, 1997. Under this agreement, Government Income and Quality Income Fund's total expenses will not exceed 1.1% and High Yield Fund's total expenses will not exceed 1.2%.

ORGANIZATIONAL INFORMATION

Each Fund is a series of Strategist Income Fund, Inc., an open-end management investment company, as defined in the Investment Company Act of 1940. The Company was incorporated on May 25, 1995 in
Minnesota.  The Company's headquarters are at IDS Tower 10,
Minneapolis, MN 55440-0010.

BOARD MEMBERS AND OFFICERS

The following is a list of the Company's board members who are board members of all 15 funds in the Strategist Fund Group. All shares of the Funds have cumulative voting rights with respect to the election of board members.

Directors of Strategist Fund Group

Rodney P. Burwell
Born in 1939
Xerxes Corporation
7901 Xerxes Ave. S.
Minneapolis, MN

Chairman, Xerxes Corporation (fiberglass storage tanks). Director, Children's Broadcasting Network, Vaughn Communications, Sunbelt
Nursery Group, Fairview Corporation.

Jean B. Keffeler
Born in 1945
3424 Zenith Avenue South
Minneapolis, MN

Business and management consultant, Director, National Computer
Systems, American Paging Systems, Inc.

PAGE 61
Thomas R. McBurney
Born in 1938
McBurney Management Advisors
1710 International Centre
900 2nd Ave. S.
Minneapolis, MN

President, McBurney Management Advisors.  Director, The Valspar
Corporation (paints), Wenger Corporation, Security American
Financial Enterprises, Allina, Space Center Enterprises,
Greenspring Corporation.

James A. Mitchell*
Born in 1941
2900 IDS Tower
Minneapolis, MN

President of all funds in the Strategist Fund Group. Executive vice president and director of the Advisor. Chairman of the board and chief executive officer of IDS Life Insurance Company.
Director, IDS Life Funds.

*Interested person of the Company by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

In addition to Mr. Mitchell, who is president, the Funds' other officers are:

Eileen J. Newhouse
Born in 1955
IDS Tower 10
Minneapolis, MN

Secretary of all funds in the Strategist Fund Group. Counsel of the Advisor.

Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the Strategist Fund Group. Director, senior vice president and chief financial officer of the Advisor.
Director and executive vice president and controller of IDS Life
Insurance Company.

Compensation for the Fund Board Members

Once the assets of a Fund reach $20 million, members of that Fund's board who are not officers of the Advisor or an affiliate receive an annual fee of $1,000. Once the assets of all funds in the Strategist Fund Group reach $100 million, members of the board who are not officers of the Advisor or an affiliate also will receive a fee of $1,000 for attendance at board meetings. Board members PAGE 62 serving more than one fund will receive an aggregate of $1,000 whether attending one or more meetings held on the same day. The cost of the fee will be shared by the funds served by the director.

During the fiscal year ended May 31, 1997, the members of the board received no compensation from the Funds'. On May 31, 1997, the Funds' board members and officers as a group owned less than 1% of the outstanding shares of each Fund.

The following is a list of the Trust's board members.  They serve
15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley who does not serve the nine IDS Life funds). All units have cumulative voting rights with respect to the election of board members.

Trustees of the Preferred Master Trust Group

H. Brewster Atwater, Jr.
Born in 1941
4900 IDS Tower
Minneapolis, MN

Former Chairman and chief executive officer, General Mills, Inc.
Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc.,
Lockheed-Martin, Union Pacific Resources and FPL Group, Inc.
(holding company for Florida Power and Light).

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Senior advisor to the chief executive officer of the Advisor.

Robert F. Froehlke+
Born in 1922
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

PAGE 63
David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of the Advisor.
Previously, senior vice president, finance and chief financial officer of the Advisor.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

Melvin R. Laird
Born in 1922
Reader's Digest Association, Inc.
1730 Rhode Island Ave., N.W.
Washington, D.C.

Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Former nine-term U.S. Congressman, U.S. Secretary of Defense and Presidential Counsellor. Director, Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

PAGE 64
Alan K. Simpson
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming.  Former
Assistant Republican Leader, U.S. Senate.  Director, PacifiCorp
(electric power).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of
International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of the Advisor.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The
Valspar Corporation (paints).  Director, Bemis Corporation
(packaging), Donaldson Company (air cleaners & mufflers) and
General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person of the Trust by reason of being an officer and employee of the Trust.
**Interested person of the Trust by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

PAGE 65
The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is president, the Trust's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

Vice president, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Trust.

Officers who are also officers and/or employees of the Advisor:

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director and senior vice president-investments of the Advisor.
Vice president-investments for the Trust.

Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN

Director, senior vice president and chief financial officer of the Advisor. Director, executive vice president and controller of IDS Life Insurance Company. Treasurer for the Trust.

Compensation for the Portfolio Board Members

Once the assets of a Portfolio reach $20 million, members of that Portfolio's board who are not officers of a Portfolio or of the Advisor receive an annual fee of $900 for Government Income Portfolio, $1,400 for High Yield Portfolio and $900 for Quality Income Portfolio. They also receive attendance and other fees. These fees include for each day in attendance at meetings of the board, $50; for meeting of the Contracts and Investment Review Committees, $50; for meetings of the Audit committee, $25; for travelling out-of-state, $9 for Government Income Portfolio, $14 for High Yield Portfolio and $9 for Quality Income Portfolio; and as Chair of the Contracts, $86. Expenses for attending meetings are reimbursed.

PAGE 66
During the fiscal year ended May 31, 1997, the members of the board, for attending up to 31 meetings, received the following compensation, in total, from all Portfolios in the Preferred Master Trust Group:

                                      Compensation Table
                                for Government Income Portfolio

                                             Pension or            Estimated     Total cash
                             Aggregate       Retirement            annual        compensation from
                             compensation    benefits              benefit       the Preferred Master
                             from the        accrued as            upon          Trust Group and IDS
Board member                 Portfolio       Portfolio expenses    retirement    MUTUAL FUND GROUP
H. Brewster Atwater, Jr.     $1,084          $0                    $0            $ 61,900
     (part of year)
Lynne V. Cheney               1,584           0                     0              92,800
Robert F. Froehlke            1,716           0                     0             100,600
Heinz F. Hutter               1,669           0                     0              97,800
Anne P. Jones                 1,851           0                     0             108,500
Melvin R. Laird               1,612           0                     0              94,600
Alan K. Simpson                 736           0                     0              42,100
     (part of year)
Edson W. Spencer              2,072           0                     0             121,400
Wheelock Whitney              1,811           0                     0             106,000
C. Angus Wurtele              1,754           0                     0             102,700

                                      Compensation Table
                                   for High Yield Portfolio

                                             Pension or            Estimated     Total cash
                             Aggregate       Retirement            annual        compensation from
                             compensation    benefits              benefit       the Preferred Master
                             from the        accrued as            upon          Trust Group and IDS
Board member                 Portfolio       Portfolio expenses    retirement    MUTUAL FUND GROUP
H. Brewster Atwater, Jr.     $1,347          $0                    $0            $ 61,900
     (part of year)
Lynne V. Cheney               1,920           0                     0              92,800
Robert F. Froehlke            2,038           0                     0             100,600
Heinz F. Hutter               1,991           0                     0              97,800
Anne P. Jones                 2,198           0                     0             108,500
Melvin R. Laird               1,948           0                     0              94,600
Alan K. Simpson                 964           0                     0              42,100
     (part of year)
Edson W. Spencer              2,394           0                     0             121,400
Wheelock Whitney              2,133           0                     0             106,000
C. Angus Wurtele              2,076           0                     0             102,700


                                      Compensation Table
                                 for Quality Income Portfolio

                                             Pension or            Estimated     Total cash
                             Aggregate       Retirement            annual        compensation from
                             compensation    benefits              benefit       the Preferred Master
                             from the        accrued as            upon          Trust Group and IDS
Board member                 Portfolio       Portfolio expenses    retirement    MUTUAL FUND GROUP
H. Brewster Atwater, Jr.     $1,084          $0                    $0            $ 61,900
     (part of year)
Lynne V. Cheney               1,567           0                     0              92,800
Robert F. Froehlke            1,699           0                     0             100,600
Heinz F. Hutter               1,652           0                     0              97,800
Anne P. Jones                 1,835           0                     0             108,500
Melvin R. Laird               1,595           0                     0              94,600
Alan K. Simpson                 736           0                     0              42,100
     (part of year)
Edson W. Spencer              2,055           0                     0             121,400
Wheelock Whitney              1,794           0                     0             106,000
C. Angus Wurtele              1,737           0                     0             102,700

During the fiscal year ended May 31, 1997, no board member or officer earned more than $60,000 from the Government Income
Portfolio, High Yield Portfolio and Quality Income Portfolio, PAGE 67 respectively. All board members and officers as a group earned
$9,522 from Government Income Portfolio, $11,103 from High Yield
Portfolio and $18,503 from Quality Income Portfolio.

PRINCIPAL HOLDERS OF SECURITIES

As of May 30, 1997, Frank U. Beck and Jane P. Beck and Dr. Steven Alan Milman, respectively held 6.48% and 6.44% of Strategist High Yield Fund shares. Additional information on principal holders of securities may be obtained by writing to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196.

INDEPENDENT AUDITORS

The Funds' and corresponding Portfolios' financial statements contained in the Annual Report to shareholders for the fiscal year ended May 31, 1997 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Funds.

FINANCIAL STATEMENTS

The Independent Auditor's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the 1997 Annual Report to shareholders, pursuant to Section 30(d) of the 1940 Act, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus dated July 30, 1997, is hereby incorporated in this SAI by reference.

PAGE 68
APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated Prime-1 (P-1) by Moody's or A-1 by S&P indicates that the degree of safety regarding timely repayment is either overwhelming or very strong.

Commercial paper rated P-2 or A-2 indicates that capacity for timely payment on issues with this designation is strong.

PAGE 69
APPENDIX B

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since Quality Income and High Yield Portfolio may hold cash and cash-equivalent investments in foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Portfolio may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. A Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Portfolio also may enter into forward contracts when management of a Portfolio believes the currency of a particular foreign country may suffer a substantial decline against another currency.
It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. A Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts PAGE 70 would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's securities or other assets denominated in that currency. A Portfolio will designate cash or securities in an amount equal to the value of a Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of a Portfolio's commitments on such contracts.

At maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If a Portfolio retains a security and engages in an offsetting transaction, a Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date a Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, a Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for a Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver.

A Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

PAGE 71
Although a Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and unitholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. A Portfolio may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, a Portfolio may buy put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on a Portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

PAGE 72
All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in a Portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions. Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A Portfolio may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency PAGE 73 forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of a Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of a Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a Portfolio's investments denominated in that currency over time.

A Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. A Portfolio will not enter into an option or futures position that exposes a Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

PAGE 74
APPENDIX C

OPTIONS AND INTEREST RATE FUTURES CONTRACTS

A Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. A Portfolio may enter into interest rate futures contracts traded on any U.S. or foreign exchange. A Portfolio also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, a Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less a commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit a Portfolio and its unitholders by improving a Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized PAGE 75 only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, a Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by a Portfolio for investment purposes. Options permit a Portfolio to experience the change in the value of a security with a relatively small initial cash investment. The risk a Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to a Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security.
Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. A Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with a Portfolio's goal.

'All options written by a Portfolio will be covered. For covered call options if a decision is made to sell the security, a Portfolio will attempt to terminate the option contract through a closing purchase transaction.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since a Portfolio is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by the Portfolio. A Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

Options on many securities are listed on options exchanges. If a Portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York
Stock Exchange.  An option listed on a national exchange, CBOE or
PAGE 76
NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices. Options on Government National Mortgage Association
(GNMA) certificates and certain other securities are not actively traded on any exchange, but may be entered into directly with a dealer. When a Portfolio writes such an option, the Custodian will segregate assets as appropriate to cover the option. However, since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, a Portfolio may find that the GNMA certificates it holds as cover no longer have a sufficient remaining principal balance for this purpose. A GNMA certificate held by a Portfolio also may cease to represent cover for the option if the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time is reduced. If either event should occur, a Portfolio will either enter into a closing purchase transaction or replace certificates with certificates that represent cover. When a Portfolio closes its position or replaces certificates, it may realize an unanticipated loss and incur transaction costs.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contracts markets by the CFTC. Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by a Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date.

If the price in the sale exceeds the price in the offsetting purchase, a Portfolio immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, a Portfolio pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, a Portfolio realizes a loss. At the time a futures contract is made, a good-faith deposit called initial margin is set up within a segregated account at the fund's custodian bank. The initial margin deposit is approximately 1.5% of a contract's face value.

Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a Portfolio would pay

PAGE 77
out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets. The purpose of a futures contract, in the case of a Portfolio holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in interest rates in a fashion similar to the debt securities the fund owns. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of a Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of a Portfolio from declining as much as it otherwise would have. If, on the other hand, a Portfolio held cash reserves and interest rates were expected to decline, a Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on a Portfolio's earnings. Even if short-term rates were not higher, a Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, a Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. A Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly. Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, a Portfolio would have been better off had it not entered into futures contracts.

OPTIONS ON FUTURES CONTRACTS. Options give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the PAGE 78 option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of a Portfolio.

RISKS. There are risks in engaging in each of the management tools described above. The risk a Portfolio assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

The risk involved in writing options on futures contracts or on securities held in a Portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. A Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate a Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, a Portfolio might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of Portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of a Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that a Portfolio's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if a Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, a Portfolio would lose money on the sale.

TAX TREATMENT. As permitted under federal income tax laws, each Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in a Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether PAGE 79 such option is a section 1256 contract. If the option is a non-equity option contract, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short term and 60% long term. Certain provisions of the Internal Revenue
Code may also limit a Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, a Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. A Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

PAGE 80
APPENDIX D

MORTGAGE-BACKED SECURITIES

A mortgage pass through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association
(FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to a Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to a Portfolio.

Stripped Mortgage-Backed Securities. A Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. A Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. A Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

APPENDIX E

MORTGAGE PASS-THROUGH CERTIFICATES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association
(FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate on a monthly basis. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the fund, which is influenced by both stated interest rates and market conditions, but may be different than the quoted yield on certificates.

GNMA, a wholly-owned U.S. government corporation within the Department of Housing and Urban Development (HUD). GNMA pass-though certificates are guaranteed by the full faith and credit of the United States as to the timely payment of principal and interest. FHLMC and FNMA are government-sponsored entities. These government-sponsored entities are not backed by the full faith and credit of the United States for repayment of mortgage-backed securities, but do have the right to borrow from the Treasury. While GNMA and FNMA guarantee the timely payment of both interest and principal, FHLMC only guarantees the timely payment of interest and the eventual payment of principal. Each certificate issued by GNMA or FNMA evidences an interest in a specific pool of mortgage loans insured by the Farmers Home Administration (FHA) or guaranteed by the Veterans Administration (VA). GNMA and FNMA were developed to support the FHA and VA mortgage market while FHLMC was created by Congress to provide additional support for conventional mortgages not insured by the FHA or VA.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than U.S. government and government-related pools because there are no direct or indirect U.S. government guarantees of payments. Timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by U.S. government entities, private insurers and the mortgage poolers.

Underlying Mortgages of the Pool. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments generally are uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolio may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

PAGE 82
All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Average Life of Certificates. The average life of certificates varies with the maturities of the underlying mortgage instruments which have maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest.

As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. It is customary in the mortgage industry in quoting yields on a pool of 30-year mortgages to compute the yield as if the pool were a single loan that is amortized according to a 30-year schedule and that is prepaid in full at the end of the 12th year. For this reason, it is standard practice to treat GNMA certificates as 30-year mortgage-backed securities which prepay fully in the 12th year.

In contrast to mortgage loans backing GNMA pass-throughs, which can be assumed by the buyer, conventional loans backing FHLMC and FNMA pass-through certificates are due on sale. The prepayment rate is higher for these types of conventional loans because of the non-assumability of FHLMC and FNMA mortgages.

Calculation of Yields. Yields on pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption.

Actual pre-payment experience may cause the yield to differ from the assumed average life yield. When mortgage rates drop, pre-payments will increase, thus reducing the yield. Reinvestment of pre-payments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestments of monthly payments received by the Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually. The yield also may be affected if the certificate was issued at a premium or discount, rather than at par. This also applies after issuance to certificates trading in the secondary market at a premium or discount.

"When-Issued" Certificates. Some U.S. government securities may be purchased on a "when-issued" basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio. Payment and interest terms, however, are fixed at the time the purchaser enters into the commitment. However, the yield on a comparable certificate when the transaction

PAGE 83
is consummated may vary from the yield on the certificate at the time that the when-issued transaction was made. The Portfolio does not pay for the securities or start earning interest on them until the contractual settlement date. When-issued securities are subject to market fluctuations and they may affect the Portfolio's gross assets the same as owned securities.

Market for Certificates. Since the inception of the mortgage market in the 1970's, the amount of certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the certificates a highly liquid instrument. Prices of certificates are readily available from securities dealers and depend on, among other things, the level of market interest rates, the certificate's coupon rate and the prepayment experience of the pool of mortgages underlying each certificate.

PAGE 84
APPENDIX F

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging


Regular             Market Price            Shares
Investment          of a Share              Acquired
 $100                $6.00                    16.7
  100                 4.00                    25.0
  100                 4.00                    25.0
  100                 6.00                    16.7
  100                 5.00                    20.0
 $500               $25.00                   103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

 Independent auditors' report


The board and shareholders
Strategist Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Strategist Government Income Fund, Strategist High Yield Fund and Strategist Quality Income Fund (series within Strategist Income Fund, Inc.) as of May 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the period from June 10, 1996 (commencement of operations) to May 31, 1997. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mistatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strategist Government Income Fund, Strategist High Yield Fund and Strategist Quality Income Fund at May 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the period from June 10, 1996 (commencement of operations) to May 31, 1997, in conformity with generally accepted accounting principles.







KPMG Peat Marwick LLP
Minneapolis, Minnesota
July 3, 1997

 Strategist Income Fund, Inc.

 Financial statements


Statements of assets and liabilities
Strategist Income Fund, Inc.
May 31, 1997

                                  Strategist Strategist  Strategist
                                  Government       High     Quality
                                 Income Fund Yield Fund Income Fund
Assets
Investment in corresponding
  Portfolio (Note 1)                 $621,195   $977,652   $593,041
Expense receivable from AEFC              213         55          6
Organizational costs (Note 1)           2,104      2,095      2,198
--------------------------------------------------------------------------------
Total assets                          623,512    979,802    595,245
--------------------------------------------------------------------------------

Liabilities
Dividends payable to shareholders         100        240        230
Accrued distribution fee                    4          7          4
Other accrued expenses                 75,552     19,683     20,211
--------------------------------------------------------------------------------
Total liabilities                      75,656     19,930     20,445
--------------------------------------------------------------------------------
Net assets applicable to
  outstanding capital stock          $547,856   $959,872   $574,800
--------------------------------------------------------------------------------

Represented by
Capital stock -- authorized 3,000,000,000 shares
  per Fund of $.01 par value: outstanding
  111,123; 217,481 and 62,837 shares$   1,111   $  2,175    $   628
Additional paid-in capital            542,329    941,499    560,747
Undistributed net investment income     1,417      1,143      1,692
Accumulated net realized gain (loss)
  (Notes 1 and 4)                      (1,510)    (8,388)     2,431
Unrealized appreciation                 4,509     23,443      9,302
--------------------------------------------------------------------------------
Total -- representing net assets applicable
  to outstanding capital stock       $547,856   $959,872   $574,800
--------------------------------------------------------------------------------
Net asset value per share of
  outstanding capital stock          $   4.93   $   4.41   $   9.15
--------------------------------------------------------------------------------
See accompanying notes to financial statements.

Statements of operations
Strategist Income Fund, Inc.
For the period from June 10, 1996
(commencement of operations) to May 31, 1997

                                  Strategist Strategist  Strategist
                                  Government       High     Quality
                                 Income Fund Yield Fund Income Fund
Investment income
Income:
Dividends                            $     --  $   3,813  $     193
Interest                               36,193     53,906     35,714
--------------------------------------------------------------------------------
Total income                           36,193     57,719     35,907
--------------------------------------------------------------------------------
Expenses (Note 2):
Distribution fee                        1,185      1,428      1,206
Transfer agency fee                       105        319        104
Administrative services fees and expenses 237        286        241
Postage                                 1,736      7,972      1,657
Registration fees                     103,976     41,420     51,301
Reports to shareholders                 1,334      3,162        898
Audit fees                              9,525      2,641      3,000
Other                                   1,266      5,083      3,521
--------------------------------------------------------------------------------
Total feeder expenses                 119,364     62,311     61,928
Expenses, including investment
  management services fee, allocated
  from corresponding Portfolio          2,530      3,368      2,565
--------------------------------------------------------------------------------
Total expenses                        121,894     65,679     64,493
  Less expenses reimbursed by AEFC   (116,669)   (58,876)   (59,168)
--------------------------------------------------------------------------------
Total net expenses                      5,225      6,803      5,325
--------------------------------------------------------------------------------
Investment income-- net                30,968     50,916     30,582
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security and
  foreign currency transactions         4,229     (8,388)     4,207
Net realized loss on futures contracts (7,047)        --     (2,331)
Net realized gain on option contracts
   written                              5,821         --        635
--------------------------------------------------------------------------------
Net realized gain (loss) on investments 3,003     (8,388)     2,511
Net change in unrealized appreciation or
  depreciation on investments           4,509     23,443      9,302
--------------------------------------------------------------------------------
Net gain on investments                 7,512     15,055     11,813
--------------------------------------------------------------------------------
Net increase in net assets resulting
  from operation                      $38,480    $65,971    $42,395
--------------------------------------------------------------------------------
See accompanying notes to financial statements.

Strategist Income Fund, Inc.


Statements of changes in net assets
Strategist Income Fund, Inc.
For the period from June 10, 1996
(commencement of operations) to May 31, 1997

                                   Strategist Strategist  Strategist
                                   Government       High     Quality
                                  Income Fund Yield Fund Income Fund
Operations and distributions
Investment income-- net              $ 30,968   $ 50,916    $ 30,582
Net gain (loss) on investments          3,003     (8,388)      2,511
Net change in unrealized
  appreciation or depreciation          4,509     23,443       9,302
--------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations            38,480     65,971      42,395
Distributions to shareholders from:
  Net investment income               (30,279)   (50,495)    (29,382)
  Net realized gain                    (4,513)        --          --
--------------------------------------------------------------------------------
Total distributions                   (34,792)   (50,495)    (29,382)
--------------------------------------------------------------------------------

Capital share transactions (Note 3)
Proceeds from sales                   485,789    884,081     511,382
Reinvestment of distributions
  at net asset value                   34,648     50,255      29,123
Payment for redemptions               (16,269)   (19,940)     (8,718)
--------------------------------------------------------------------------------
Increase in net assets from
  capital share transactions          504,168    914,396     531,787
Total increase in net assets          507,856    929,872     544,800
Net assets at beginning of
   period (Note 1)                     40,000     30,000      30,000
--------------------------------------------------------------------------------
Net assets at end of period
  (including undistributed net
   investment income of $1,417,
  $1,143, and $1,692)                $547,856   $959,872    $574,800
--------------------------------------------------------------------------------
See accompanying notes to financial statements.

Notes to financial statements
Strategist Income Fund, Inc.

1. Summary of significant accounting policies
Strategist Government Income Fund (Government Income Fund), Strategist High Yield Fund (High Yield Fund), and Strategist Quality Income Fund (Quality Income
Fund) are series of capital stock within Strategist Income Fund, Inc. Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On April 15, 1996, American Express Financial Corporation (AEFC) invested $40,000 in Government Income Fund, $30,000 in High Yield Fund, and $30,000 in Quality Income Fund which represented 8,147 shares for Strategist Government Income Fund, 6,961 shares for Strategist High Yield Fund, and 3,352 shares for Strategist Quality Income Fund. Operations did not formally commence until June 10, 1996.

Investments in Portfolios
Each of the Funds seeks to achieve its investment objectives by investing all of its net investable assets in a corresponding series (the Portfolio) of Income Trust (the Trust).

Government Income Fund invests all of its assets in the Government Income Portfolio, an open-end investment company that has the same objectives as the Fund. Government Income Portfolio invests primarily in U.S. government and government agency securities.

High Yield Fund invests all of its assets in the High Yield Portfolio, an open-end investment company that has the same objectives as the Fund. High Yield Portfolio invests primarily in long-term corporate bonds in the lower ranking categories, commonly known as junk bonds.

Quality Income Fund invests all of its assets in the Quality Income Portfolio, an open-end investment company that has the same objectives as the Fund. Quality Income Portfolio invests primarily in investment-grade bonds.

Each Fund records daily its share of the corresponding Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. Each Fund records its investment in the corresponding Portfolio at value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. As of May 31, 1997, the percentages of the corresponding Portfolio owned by Government Income Fund, High Yield Fund, and Quality Income Fund were 0.03%, 0.03%, and 0.04%, respectively. Valuation of securities held by the Portfolios is discussed in Note 1 of the Portfolios' "Notes to financial statements," which are included elsewhere in this report.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Organizational costs
Each Fund incurred organizational expenses in connection with the start-up and initial registration of the Fund. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by AEFC representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.

Federal taxes
Since each Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) allocated from the Portfolios may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

On the statement of assets and liabilities, due to permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital as follows:

                             Government         High        Quality
                                 Income        Yield         Income
                                   Fund          Fund          Fund

--------------------------------------------------------------------------------
Undistributed net
  investment income                $728         $722           $492
Accumulated net
  realized loss                    --             --            (80)
--------------------------------------------------------------------------------
Additional paid-in
  capital reduction                $728          $722          $412
--------------------------------------------------------------------------------

Dividends to shareholders
Dividends from net investment income, declared daily and paid monthly for Government Income Fund, High Yield Fund, and Quality Income Fund, are reinvested in additional shares of the Funds at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
At May 31, 1997, AEFC owned 109,108 shares of Government Income Fund, 118,325 shares of High Yield Fund, and 59,180 shares of Quality Income Fund.


2. Expenses and sales charges
In addition to the expenses allocated from the Portfolio, each Fund accrues its own expenses as follows:

Each Fund entered into agreements with AEFC for providing administrative services and serving as transfer agent.

Under its Administrative Services Agreement, each Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. Under this agreement, each Fund also pays taxes, audit and certain legal fees, registration fees for shares, office expenses, consultants' fees, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by the Funds and approved by the board.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. Each Fund pays AEFC an annual fee per shareholder account of $25.

Under a Plan and Agreement of Distribution, each Fund pays American Express Service Corporation (the Distributor) a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets for distribution related services.

A redemption fee of 0.50% is applied and retained by High Yield Fund if shares are redeemed or exchanged within 180 days of purchase.

AEFC and the Distributor have agreed to waive certain fees and to absorb certain other of Fund expenses until May 31, 1997. Under this agreement, each Fund's total expenses will not exceed 1.10% (1.20% for Strategist High Yield Fund) of each of the Fund's average daily net assets.


3. Capital share transactions
Transactions in shares of capital stock for the period indicated are as follows:

                            Period ended May 31, 1997
                             Government         High        Quality
                                 Income        Yield         Income
                                  Fund*         Fund*         Fund*

--------------------------------------------------------------------------------
Sold                             99,299       203,619        57,264
Reinvested dividends              6,996        11,458         3,164
Redemptions                      (3,319)       (4,557)         (943)
--------------------------------------------------------------------------------
Net increase                    102,976       210,520        59,485
--------------------------------------------------------------------------------
*Inception date was June 10, 1996.

4. For federal income tax purposes, Government Income Fund and High Yield Fund had capital loss carryovers at May 31, 1997 of $851 and $8,417 respectively, that if not offset by subsequent capital gains, will expire in 2005 and 2006. It is unlikely the board will authorize a distribution of any net realized gains for a fund until its available capital loss carryover has been offset or expires.

5. Financial highlights
The table below shows certain important information for evaluating each Fund's results.

                                     Government     High   Quality
                                         Income    Yield    Income
Fiscal period ended May 31, 1997           Fund(a)  Fund(a)   Fund(a)

 Per share income and capital changes(b)
Net asset value, beginning of period      $4.91    $4.31     $8.95

Income from investment operations:
Net investment income                       .30      .38       .55
Net gains (both realized and unrealized)    .06      .09       .18
Total from investment operations            .36      .47       .73

Less distributions:
Distributions from net investment income   (.30)    (.37)     (.53)
Distributions from gains                   (.04)      --        --
Total distributions                        (.34)    (.37)     (.53)
Net asset value, end of period            $4.93    $4.41     $9.15

 Ratios/supplemental data

Net assets, end of period (in thousands)   $548     $960      $575
Ratio of expenses to average daily
  net assets                               1.10%c,d 1.19%c,d  1.10%c,d
Ratio of net income to average daily
  net assets                               6.48%d   8.90%d    6.33%d
Total return                                7.6%    11.4%      8.3%
Portfolio turnover rate
  (excluding short-term securities)         146%      92%       31%

(a) Inception date was June 10, 1996.

(b) For a share outstanding throughout the period.  Rounded to the nearest cent.

(c) The Advisor and Distributor voluntarily limited total operating expenses to 1.10% (1.20% for High Yield Fund) of average daily net assets. Without this agreement, the ratio of expenses to average daily net assets would have been 25.68% for Government Income Fund, 11.48% for High Yield Fund and 13.34% for Quality Income Fund.

(d)Adjusted to an annual basis.

 Independent auditors' report

      The board of trustees and unitholders Income Trust:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Government Income Portfolio (a series of Income Trust) as of May 31, 1997, and the related statements of operations and changes in net assets for the period from June 10, 1996 (commencement of operations) to May 31, 1997. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Government Income Portfolio at May 31, 1997, and the results of its operations and the changes in its net assets for the period from June 10, 1996 (commencement of operations) to May 31, 1997, in conformity with generally accepted accounting principles.



      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      July 3, 1997

 Financial statements

      Statement of assets and liabilities
      Government Income Portfolio
      May 31, 1997

                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $2,635,844,599)                                                          $2,653,909,225
 Accrued interest receivable                                                                        22,036,753
 Receivable for investment securities sold                                                           7,238,555
 U.S. government securities held as collateral (Note 5)                                             41,230,707
                                                     -                                              ----------
 Total assets                                                                                    2,724,415,240
                                                                                                 -------------
                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                  10,779,886
 Payable for investment securities purchased                                                       145,986,279
 Payable upon return of securities loaned (Note 5)                                                 351,697,582
 Accrued investment management services fee                                                             30,473
 Other accrued expenses                                                                                 72,728
 Option contracts written, at value (premium received $10,165,924) (Note 6)                         11,865,322
                                                                                                    ----------
 Total liabilities                                                                                 520,432,270
                                                                                                   -----------
 Net assets                                                                                     $2,203,982,970
                                                                                                ==============

 See accompanying notes to financial statements.

Financial statements

      Statement of operations
      Government Income Portfolio
      For the period from June 10, 1996
      (commencement of operations) to May 31, 1997


                                  Investment income

 Income:
 Interest                                                                                         $134,618,837
                                                                                                  ------------
 Expenses (Note 2):
 Investment management services fee                                                                  9,425,898
 Compensation of board members                                                                           8,427
 Compensation of officers                                                                                1,095
 Custodian fees                                                                                        180,413
 Audit fees                                                                                             29,500
 Other                                                                                                   4,207
                                                                                                         -----
 Total expenses                                                                                      9,649,540
      Earnings credits on cash balances (Note 2)                                                        (4,699)
                                              -                                                         ------
 Total net expenses                                                                                  9,644,841
                                                                                                     ---------
 Investment income -- net                                                                           124,973,996
                                                                                                    -----------
                                  Realized and unrealized gain (loss) -- net

 Net realized gain on security transactions (Note 3)                                                 6,039,157
 Net realized loss on financial futures contracts                                                  (23,335,737)
 Net realized gain on option contracts written (Note 6)                                             17,075,369
                                                     -                                              ----------
 Net realized loss on investments                                                                     (221,211)
 Net change in unrealized appreciation or depreciation                                              22,413,297
                                                                                                    ----------
 Net gain on investments                                                                            22,192,086
                                                                                                    ----------
 Net increase in net assets resulting from operations                                             $147,166,082
                                                                                                  ============

 See accompanying notes to financial statements.

      Statement of changes in net assets
      Government  Income  Portfolio  For the
      period from June 10, 1996
      (commencement of operations) to May 31, 1997

                                  Operations
 Investment income-- net                                                                       $   124,973,996
 Net realized loss on investments                                                                     (221,211)
 Net change in unrealized appreciation or depreciation                                              22,413,297
                                                                                                    ----------
 Net increase in net assets resulting from operations                                              147,166,082
 Net contributions                                                                               2,056,776,888
                                                                                                 -------------
 Total increase in net assets                                                                    2,203,942,970
 Net assets at beginning of period (Note 1)                                                             40,000
                                                                                                        ------
 Net assets at end of period                                                                    $2,203,982,970
                                                                                                ==============

 See accompanying notes to financial statements.

 Notes to financial statements

       Government Income Portfolio

  1

Summary of
significant
accounting policies

      Government Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Government Income Portfolio seeks to provide a high level of current income and safety of principal consistent with investment in U.S.
      government and government agency securities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $40,000 to the Portfolio. Operations did not formally commence until June 10, 1996, at which time an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

      Significant accounting polices followed by the Portfolio are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put and call options on U.S. government securities. The Fund also may purchase mortgage-backed security
      (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

      Securities purchased on a when-issued basis

      Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's gross assets the same as owned securities. The Portfolio designates cash or liquid high-grade short-term debt securities at least equal to the amount of its commitment. As of May 31, 1997, the Portfolio had entered into outstanding when-issued or forward commitments of $138,312,913.

      Federal taxes

      For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.


  2

Fees and
expenses

      The Trust,  on behalf of the  Portfolio,  has entered  into an  Investment
      Management Services Agreement with (AEFC) for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

      Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

      The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the period ended May 31, 1997, the Portfolio's custodian fees were reduced by $4,699 as a result of earnings credits from overnight cash balances.

      Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,440,407,787 and $2,804,659,245 respectively, for the period from June 10, 1996 to May 31, 1997. For the same period, the portfolio turnover rate was 146%. Realized gains and losses are determined on an identified cost basis.

  4

Interest rate
futures contracts

      At May 31, 1997, investments in securities included securities valued at $39,834,040 that were pledged as collateral to cover initial margin deposits on 1,460 open purchase contracts and 4,791 open sale contracts. The market value of the open purchase contracts at May 31, 1997 was $155,892,642 with a net unrealized gain of $1,361,764. The market value of the open sale contracts at May 31, 1997 was $515,982,626 with a net unrealized loss of $1,339,876. See Summary of significant accounting policies.

  5

Lending of
portfolio securities

      At May 31, 1997, securities valued at $343,284,175 were on loan to brokers. For collateral, the Portfolio received $310,466,875 in cash and U.S. government securities valued at $41,230,707. Income from securities lending amounted to $242,147 for the period ended May 31, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

  6

Option contracts
written

      The number of contracts and premium amounts associated with option contracts written (see summary of significant accounting policies) is as follows:


                                                      Period ended May 31, 1997

                               Puts                    Calls               MBS Puts and Calls
                    Contracts      Premium    Contracts       Premium    Contracts     Premium
-----------------------------------------------------------------------------------------------
Balance June 10, 1996      --$           --       4,096   $ 5,250,764       16,575  $1,003,390
Opened                 10,000   11,623,569       15,799    22,038,902       70,385  63,750,403
Closed                 (7,145)  (8,526,635)     (10,007)  (13,652,986)     (62,910)(63,292,929)
Exercised                (128)     (49,361)      (4,830)   (5,890,830)      (3,400)   (154,062)
Expired                  (518)    (449,521)        (991)     (935,594)      (7,650)   (549,186)
-----------------------------------------------------------------------------------------------
Balance May 31, 1997    2,209   $2,598,052        4,067   $ 6,810,256       13,000   $ 757,616


 Investments in securities

      Government Income Portfolio
      May 31, 1997
                                                (Percentages represent
                                                  value of investments
                                               compared to net assets)
 Bonds (108.9%)
Issuer                                    Coupon            Maturity           Principal               Value(a)
                                            rate                year             amount
U.S. government obligations (53.4%)
 U.S. Treasury                           5.00  %             1998-99         $  14,000,000      $   13,853,580
                                         5.125                  1998            28,000,000          27,862,520
                                         5.375                  1998            10,000,000           9,954,600
                                         5.625               1997-98            18,000,000          17,979,800
                                         5.75                1998-03            39,000,000          38,519,080
                                         5.875               1998-99           124,500,000(h)      124,128,210
                                         6.00                1997-99            57,000,000(e,f)     56,822,770
                                         6.25                1999-01            49,600,000(h)       49,661,214
                                         6.375               1999-00           131,100,000(h)      131,325,808
                                         6.50                   2005            25,500,000(h)       25,261,350
                                         6.625                  2002             8,500,000(h)        8,536,295
                                         6.75                1999-00           122,000,000(e,f)    123,264,125
                                         6.875                  1999            33,500,000          33,927,125
                                         7.125                  1999            17,000,000          17,315,520
                                         7.375                  1997            26,800,000          27,007,700
                                         7.50                   1999            17,000,000          17,452,540
                                         7.75                1999-01           126,750,000(h)      131,335,027
                                         8.125               2019-21            45,250,000          50,976,015
                                         8.50                   2000            22,000,000          23,165,560
                                         8.75                   2020            20,250,000          24,267,600
                                         8.875                  2019            10,000,000          12,074,900
                                         9.875                  2015             4,000,000           5,200,960
                                        10.75                2003-05            19,750,000          23,924,627
                                        11.875                  2003            66,000,000          84,090,600
                                        12.375                  2004             7,000,000           9,220,050
    TIPS                                 3.375                  2007               757,853(j)          745,295
    Zero Coupon                          6.01                   1999             7,650,000(b)        6,903,666
                                         6.18                   2000             8,100,000(b)        6,846,120
                                         6.54                   1999             7,800,000(b)        6,925,854
 Collateralized Mtge Securities Corp    13.45                   2020             3,750,000           4,050,000
 Resolution Funding Corp                 8.125                  2019             8,000,000           8,920,960
    Zero Coupon                          6.15                   2002            11,170,000(b)        8,199,785
                                         6.36                   2003            16,000,000(b)       10,599,840
                                         7.18                   2009            16,000,000(b)        6,790,720
                                         7.28                   2017           111,700,000(b)       26,122,320
                                         7.87                   2018             7,500,000(b)        1,607,175
                                         8.04                   2012             8,400,000(b)        2,828,028

 Total                                                                                           1,177,667,339

 Mortgage-backed securities (55.5%)
 Federal Home Loan Mortgage Corporation (13.8%)
                                         4.07                   2027             6,439,492           4,682,718
                                         6.00                   2026            20,168,249          18,668,134
                                         6.50                2003-24             8,495,295           8,357,226
                                         7.00                   2010            19,950,870          19,882,239
                                         7.50                   2024             8,196,479           8,218,200
                                         8.00                2023-25            70,283,750          71,877,072
                                         8.50                2025-27            22,326,149          23,174,598
                                         9.00                2025-26            46,304,141          48,981,446
                                        14.23                   2027           199,625,260(b)        2,994,439
    Collateralized Mtge Obligation       4.00                   2023            12,833,889          11,860,311
                                         6.75                   2022            22,000,000          21,939,280
                                         8.25                   2024            31,993,375          31,609,454
                                         8.50                   2022             9,150,000           9,676,125
                                         9.00                   2020            11,666,000          12,722,123
        Interest Only                   10.00                   2020               311,688(c)           99,214
        Inverse Floater                  6.50                   2024            11,609,678(d)        8,933,415
        Principal Only                   2.87                   2027             2,356,107(g)        1,522,634
 Total                                                                                             305,198,628

 Federal National Mortgage Association (41.0%)
                                         3.00                   2019            11,250,000           9,947,700
                                         4.50                   2010             8,204,208           6,885,710
                                         6.00                   2023            27,006,444          24,399,807
                                         6.50                2023-25           155,520,684(e,f)    147,904,982
                                         7.00                2003-27            33,255,593          32,513,511
                                         7.50                   2025           104,600,000(k)      104,077,000
                                         7.50                2025-26            75,457,357          75,291,042
                                         8.00                   2025            34,000,000(k)       34,552,500
                                         8.00                2021-26            71,848,289          73,196,834
                                         8.50                2007-26           241,428,503         239,060,634
                                         9.00                2023-26            27,076,562          28,648,631
    Collateralized Mtge Obligation       4.70                   2022             9,920,343           9,790,784
                                         5.00                   2024             6,663,083           5,986,647
                                         5.50                   2008            12,039,867          11,557,791
                                         6.00                   2008             7,592,696           7,484,879
                                         6.50                   2017             1,189,667           1,186,809
                                         7.00                   2012             6,912,893           6,881,232
                                         8.50                   2021            12,350,000          12,871,469
        Zero Coupon                      6.13                   2023             8,265,432(b)        7,117,446
                                        11.94                   2020             8,974,115(b)        8,414,617
        Interest Only                    9.50                2018-22            16,958,918(c)        5,308,851
                                        10.00                2018-22            53,061,227(c)       17,262,331
                                        10.50                   2021            13,362,229(c)        4,459,626
        Inverse Floater                  6.45                   2023             6,052,314(d)        4,638,130
                                         7.58                   2024             5,166,329(d)        4,043,531
                                         7.93                   2023             3,456,299(d)        2,610,128
        Principal Only                   4.95                   2023             9,558,975(g)        4,244,281
                                         7.76                   2024            17,902,421(g)       12,161,651
                                         7.68                   2021               713,007(g)          533,263

 Total                                                                                             903,031,817

 Government National Mortgage Association (0.7%)
                                         7.50                   2025            14,613,294          14,593,274
                                        11.00                   2019               351,854             389,713

 Total                                                                                              14,982,987

 Total bonds
 (Cost: $2,383,309,103)                                                                         $2,400,880,771

 Options purchased (0.1%)
Issuer                                    Number            Exercise          Expiration               Value(a)
                                    of contracts               price                date

 Put
    MBS                                    4,500               $ 100             July 1997           $  52,735
    U.S. Treasury Bonds Aug. 97            5,000                  97             Aug. 1997             359,375
    U.S. Treasury Bonds Sept. 97             170                 110             Aug. 1997             329,375


 Call
    U.S. Treasury Bonds Aug. 97            5,950               $  95             June 1997          $1,282,969


 Total options purchased
 (Cost: $1,681,788)                                                                                 $2,024,454

 Short-term securities (11.4%)
Issuer                                      Annualized                        Amount                   Value(a)
                                              yield on                    payable at
                                               date of                      maturity
                                              purchase
 U.S. government agencies (5.4%)
 Federal Home Loan Bank Disc Nts
      06-12-97                                   5.43%                $    1,000,000       $           998,197
      06-12-97                                   5.49                     40,700,000                40,625,790
      06-26-97                                   5.43                        500,000                   498,046
 Federal Home Loan Mtge Corp Disc Nts
      06-12-97                                   5.52                     41,300,000                41,224,283
      06-19-97                                   5.39                      6,800,000                 6,780,692
      06-20-97                                   5.39                      5,500,000                 5,483,561
 Federal Natl Mtge Assn Disc Nt
      06-12-97                                   5.46                     23,100,000                23,058,112

 Total                                                                                             118,668,681

 Certificates of deposit (4.6%)
 ABN Yankee
      04-17-98                                   6.27                     25,000,000                25,079,935
 Canadian Imperial Bank Yankee
      03-23-98                                   6.00                     25,000,000                25,000,000
 Societe Generale Yankee
      03-20-98                                   5.98                     41,400,000                41,427,837
      04-15-98                                   6.25                     10,000,000                10,029,936

 Total                                                                                             101,537,708


 Commercial paper (1.4%)
 Albertson's
      06-17-97                                   5.57                     10,522,000                10,494,424
 Ameritech Capital Funding
      06-09-97                                   5.57                     12,930,000(i)             12,918,018
 CAFCO
      06-13-97                                   5.60                      7,400,000(i)              7,385,169

 Total                                                                                              30,797,611

 Total short-term securities
(Cost: $250,853,708)                                                                           $   251,004,000


 Total investment in securities
(Cost: $2,635,844,599) (l)                                                                      $2,653,909,225

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages.

(d) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on May 31, 1997.

(e) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

 Type of security                                             Notional amount
 Purchase contracts

 U.S. Treasury Note June 97, 5-year notes                         $82,300,000

 U.S. Treasury Note Sept. 97, 5-year notes                         17,900,000

 U.S. Treasury Note June 97, 10-year notes                          4,200,000

 U.S. Treasury Bonds June 97                                        2,300,000

 U.S. Treasury Bonds Sept. 97                                     39,300,000


 Sale contracts

 U.S. Treasury Note June 97, 2-year notes                          10,000,000

 U.S. Treasury Note June 97, 10-year notes                        373,000,000

 U.S. Treasury Note Sept. 97, 10-year notes                        36,500,000

 U.S. Treasury Bonds June 97                                       46,700,000

 U.S. Treasury Bonds Sept. 97                                      12,900,000

(f) At May 31, 1997, securities valued at $39,834,040 were held to cover open call options written as follows:

Issuer                        Number of   Exercise    Expiration     Value(a)
                              contracts      price           date

 U.S. Treasury Bonds Sept. 97        595       $112     Aug. 1997   $ 483,437

 U.S. Treasury Bonds Sept. 97        818        110     Aug. 1997   1,278,125

 U.S. Treasury Bonds Sept. 97      2,654        108     Aug. 1997   7,132,625

 Mortgage-Backed Security

    (MBS) Spread                   8,500         95     June 1997   1,593,750

 Mortgage-Backed Security

    (MBS) Spread                   4,500        100     July 1997      98,438


At May 31, 1997, cash or short-term securities were designated to cover open put options written as follows:

Issuer                        Number of   Exercise    Expiration    Value (a)
                              contracts      price           date

 U.S. Treasury Bonds Sept. 97        978       $104     Aug. 1997    $244,500

 U.S. Treasury Bonds Sept. 97        551        106     Aug. 1997     301,325

 U.S. Treasury Bonds Sept. 97        680        108     Aug. 1997     733,122

(g) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents current yield based upon the current cost basis and estimated timing of the future cash flows.

(h) Security is partially or fully on loan. See Note 5 to the financial statements.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1993, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(j) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(k) At May 31, 1997, the cost of securities purchased on a when-issued basis was $138,312,913.

(l) At May 31, 1997, the cost of securities for federal income tax purposes was $2,636,826,903 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................$28,070,741
Unrealized depreciation..........................................(10,988,419)
Net unrealized appreciation......................................$17,082,322

 Independent auditors' report

      The board of trustees and unitholders Income Trust:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of High Yield Portfolio (a series of Income Trust) as of May 31, 1997, and the related statements of operations and changes in net assets for the period from June 10, 1996 (commencement of operations) to May 31, 1997. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of High Yield Portfolio at May 31, 1997, and the results of its operations and the changes in its net assets for the period from June 10, 1996 (commencement of operations) to May 31, 1997, in conformity with generally accepted accounting principles.

      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      July 3, 1997


 Financial statements

      Statement of assets and liabilities
      High Yield Portfolio
      May 31, 1997

                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $3,070,000,308)                                                          $3,178,553,781
 Dividends and accrued interest receivable                                                          67,487,609
 Receivable for investment securities sold                                                          24,792,925
                                                                                                    ----------
 Total assets                                                                                    3,270,834,315
                                                                                                 -------------
                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                     886,187
 Payable for investment securities purchased                                                        70,789,519
 Accrued investment management services fee                                                             49,248
 Other accrued expenses                                                                                 44,987
                                                                                                        ------
 Total liabilities                                                                                  71,769,941
                                                                                                    ----------
 Net assets                                                                                     $3,199,064,374
                                                                                                ==============
 See accompanying notes to financial statements.

      Statement of operations
      High Yield Portfolio
      For the period from June 10, 1996
      (commencement of operations) to May 31, 1997

                                  Investment income

 Income:
 Dividends                                                                                       $  18,180,667
 Interest                                                                                          252,458,755
                                                                                                   -----------
 Total income                                                                                      270,639,422
                                                                                                   -----------
 Expenses (Note 2):
 Investment management services fee                                                                 15,502,709
 Compensation of board members                                                                          11,103
 Custodian fees                                                                                        119,564
 Audit fees                                                                                             30,500
 Administrative service fees and expenses                                                               28,165
 Other                                                                                                   3,134
                                                                                                         -----
 Total expenses                                                                                     15,695,175
      Earnings credits on cash balances (Note 2)                                                       (65,448)
                                              -                                                        -------
 Total net expenses                                                                                 15,629,727
                                                                                                    ----------
 Investment income -- net                                                                           255,009,695
                                                                                                    -----------
                                  Realized and unrealized gain -- net

 Net realized gain on security transactions
      (including loss of $6,609,151 on sale of affiliated issuers) (Note 3)                         11,905,305
 Net change in unrealized appreciation or depreciation of investments                               42,485,867
                                                                                                    ----------
 Net gain on investments                                                                            54,391,172
                                                                                                    ----------
 Net increase in net assets resulting from operations                                             $309,400,867
                                                                                                  ============
 See accompanying notes to financial statements.

      Statement  of changes in net assets
      High Yield  Portfolio
      For the period from June 10, 1996
      (commencement of operations) to May 31, 1997

                                  Operations

 Investment income-- net                                                                       $   255,009,695
 Net realized gain on investments                                                                   11,905,305
 Net change in unrealized appreciation or depreciation of investments                               42,485,867
                                                                                                    ----------
 Net increase in net assets resulting from operations                                              309,400,867
                                                                                                   -----------
 Net contributions                                                                               2,889,633,507
                                                                                                 -------------
 Total increase in net assets                                                                    3,199,034,374
 Net assets at beginning of period (Note 1)                                                             30,000
                                         -                                                              ------
 Net assets at end of period                                                                    $3,199,064,374
                                                                                                ==============

 See accompanying notes to financial statements.

 Notes to financial statements
      High Yield Portfolio

  1
Summary of
significant
accounting policies

      The High Yield Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. High Yield Portfolio invests primarily in long-term corporate bonds in the lower-rating categories, commonly known as junk bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation
      (AEFC) contributed $30,000 to the Portfolio. Operations did not formally commence until June 10, 1996, at which time, an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

      Significant accounting polices followed by the Portfolio are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and
      foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

      Illiquid securities

      Investments in securities include issues that are illiquid. The Portfolio currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 1997 was $76,061,799 representing 2.38% of the net assets. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

      Securities purchased on a when-issued basis

      Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid high-grade debt securities at least equal to the amount of its commitment. As of May 31, 1997, the Portfolio had entered into outstanding when-issued or forward commitments of $9,800,000.

      Federal taxes

      For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date. For U.S. dollar denominated bonds, interest income includes level-yield amortization of premium and discount. For foreign bonds, except for original issue discount, the Fund does not amortize premium and discount. Interest income, including level-yield amortization of premium and discount, is accrued daily.

  2
Fees and
expenses

      The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with American Express Financial Corporation
      (AEFC) for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.59% to 0.465% annually.

      Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

      During the period from June 10, 1996 to May 31, 1997, the Portfolio's custodian fees were reduced by $65,448 as a result of earnings credits from overnight cash balances.

      Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

  3
Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,114,014,271 and $2,406,649,102, respectively, for the period from June 10, 1996 to May 31, 1997. For the same period, the portfolio turnover rate was 92%. Realized gains and losses are determined on an identified cost basis.

      Income from securities lending amounted to $31,770 for the period from June 10, 1996 to May 31, 1997.

 Investments in securities


      High Yield Portfolio
      May 31, 1997
                                                                                (Percentages represent value of
                                                                             investments compared to net assets)
 Bonds (88.3%)
Issuer                                  Coupon              Maturity             Principal               Value(a)
                                          rate                  year                amount
 Mortgage-backed securities (0.4%)
 Federal Home Loan Mtge Corp             7.625%                 2017          $      5,668(b)    $       5,906
    Inverse Floater                      7.93                   2023             4,407,829(k)        3,328,705
 Merrill Lynch Mtge Investors            7.98                   2021             8,919,193           8,751,958
 Total                                                                                              12,086,569

 Aerospace & defense (1.9%)
 Alliant Techsystems
    Sr Sub Nts                          11.75                   2003             9,250,000          10,221,250
 K&F Inds
    Sr Sub Nts                          10.375                  2004             4,900,000           5,169,500
 L-3 Communications
    Sr Sub Nts                          10.375                  2007             5,145,000(c)        5,415,113
 Sequa                                   9.625                  1999             3,000,000           3,090,000
    Sr Sub Nts                           9.375                  2003            20,750,000          21,139,062
 TransDigm
    Sr Secured Nts                      13.10                   2000            14,030,000(e)       15,029,637
 Total                                                                                              60,064,562

 Banks and savings & loans (0.8%)
 First Nationwide Bank
    Sr Sub Nts                          10.625                  2003            11,000,000          11,935,000
 Greenpoint Capital Trust                9.10                   2027             5,000,000(c)        4,992,900
 Wilshire Financial Services            13.00                   2004            10,000,000           9,950,000
 Total                                                                                              26,877,900

 Beverages & tobacco (0.5%)
 Stroh Brewery
    Sr Sub Nts                          11.10                   2006            14,887,000          15,538,306

 Building materials & construction (1.0%)
 Foamex-JPS
    Zero Coupon Sr Disc Nts Series B     5.36                   1999            10,000,000(g)        8,825,000
 Johns Manville Intl
    Sr Nts                              10.875                  2004            15,000,000          16,668,750
 Southdown
    Sr Sub Nts                          10.00                   2006             4,700,000           5,029,000
 Total                                                                                              30,522,750

 Chemicals (0.8%)
 ISP Holdings
    Sr Nts                               9.75                   2002            22,215,000          23,325,750
 NL Inds
    Sr Nts                              11.75                   2003             2,000,000           2,205,000
 Total                                                                                              25,530,750

 Communications equipment & services (12.9%)
 CCPR Services                          10.00                   2007            18,850,000(c)       18,567,250
 Celcaribe
    Zero Coupon                         10.42                   1998             3,800,000(c,g)      4,902,000
    Zero Coupon                         13.44                   1998             7,350,000(g)        6,357,750
 Cencall Communications
    Zero Coupon Sr Nts                  20.74                   1999            26,500,000(g)       20,206,250
 Comcast Cellular
    Sr Nts                               9.50                   2007            20,000,000(c)       20,050,000
 Communications & Power Inds
    Sr Sub Nts                          12.00                   2005            10,000,000          11,000,000
 Geotek Communications
    Cv                                  12.00                   2001             4,630,000(e)        3,935,500
    Zero Coupon                         17.41                   2000            23,250,000(g)       14,647,500
 Globalstar
    with Warrants                       11.375                  2004            13,500,000(c)       13,635,000
 GST Equipment Funding
    Sr Nts                              13.25                   2007             6,750,000(c)        6,986,250
 GST Telecommunications
    Zero Coupon Cv                       5.81                   2000             2,320,000(g)        1,415,200
 Impsat                                 12.125                  2003            10,000,000          10,600,000
 Intermedia Communications of Florida
    Sr Nts                              13.50                   2005            15,000,000          16,950,000
 Intl Wireless Communication
    Zero Coupon Sr Nts                  14.00                   2001            14,750,000(f)        7,965,000
 ITC Deltacom
    Sr Nts                              11.00                   2007             8,550,000(c)        8,721,000
 Metrocall
    Sr Sub Nts                          10.375                  2007             9,500,000           8,550,000
 Nextlink Communications
    Sr Nts                              12.50                   2006            15,000,000          15,843,750
 Norcal Waste Systems                   13.25                   2005            20,300,000          22,736,000
 Omnipoint
    Sr Nts                              11.625                  2006            15,000,000          13,275,000
    Sr Nts Series A                     11.625                  2006             2,000,000           1,770,000
 Optel
    with Common Stock                   13.00                   2005            15,000,000(c)       14,400,000
 Outsourcing Solutions
    Sr Sub Nts                          11.00                   2006             5,500,000(c)        5,885,000
 Pagemart Nationwide
    Zero Coupon Sr Nts                  15.80                   2000            23,000,000(g)       16,330,000
 Peoples Telephone
    Sr Nts                              12.25                   2002             7,000,000           7,437,500
 Phonetel Technologies
    Sr Nts                              12.00                   2006            16,500,000          16,541,250
 Pierce Leahy
    Sr Sub Nts                          11.125                  2006             8,750,000(c)        9,625,000
 Pricellular Wireless
    Zero Coupon Sr Disc Nts             10.85                   1998            18,250,000(g)       17,246,250
    Sr Nts                              10.75                   2004             6,500,000           6,841,250
 Pronet
    Sr Sub Nts                          11.875                  2005            12,600,000          12,127,500
 RSL Communications
    with Warrants                       12.25                   2001             9,500,000           9,808,750
 SC Intl Services
    Sr Sub Nts                          13.00                   2005            21,500,000          24,402,500
 Teleport Communications
    Zero Coupon Sr Nts                  11.12                   2001            22,000,000(g)       15,482,500
 Unifi Communications
    with Warrants                       14.00                   2004            10,000,000(c)        9,850,000
 Winstar Communications
    Zero Coupon Sr Sub Disc             14.50                   2000            10,000,000(c,g)      5,950,000
 Winstar Equipment                      12.50                   2004            13,500,000(c)       13,196,250
 Total                                                                                             413,237,200

 Computers & office equipment (1.3%)
 Anacomp
    Sr Sub Nts                          10.875                  2004            13,000,000(c)       13,195,000
 Softkey Intl
    Cv                                   5.50                   2000             2,500,000           1,837,500
 Unisys
    Sr Nts                              11.75                   2004            15,500,000          16,701,250
    Sr Nts                              12.00                   2003             8,000,000           8,620,000
 Total                                                                                              40,353,750

 Electronics (0.9%)
 Advanced Micro Devices
    Sr Nts                              11.00                   2003            26,750,000          29,826,250

 Energy (4.0%)
 Bellwether Exploration
    Sr Sub Nts                          10.875                  2007             9,000,000           9,540,000
 Chesapeake Energy
    Sr Nts                               8.50                   2012             5,500,000(c)        5,390,000
 Costilla Energy
    Sr Nts                              10.25                   2006            10,000,000          10,350,000
 Empire Gas
    Sr Nts                               7.00                   2004            11,350,000(i)       10,186,625
 Energy Corp of America
    Sr Sub Nts                           9.50                   2007             9,000,000(c)        9,045,000
 Forcenergy
    Sr Sub Nts                           8.50                   2007             4,500,000(c)        4,381,875
    Sr Sub Nts                           9.50                   2006             5,000,000           5,162,500
 Harcor Energy
    Sr Nts Series B                     14.875                  2002            10,615,000          12,738,000
 HS Resources
    Sr Sub Nts                           9.25                   2006             4,250,000           4,228,750
    Sr Sub Nts                           9.875                  2003             9,700,000           9,845,500
 Statia Terminals
    1st Mtge                            11.75                   2003             8,050,000           8,613,500
 Transamerican Refining                 16.50                   2002             9,700,000(c,i)     10,767,000
    Zero Coupon 1st Mtge                 8.35                   1998             9,250,000(c,g)      9,134,375
 Transtexas Gas
    Sr Nts                              11.50                   2002            15,000,000          16,725,000
 Total                                                                                             126,108,125

 Energy equipment & services (0.6%)
 Noble Drilling
    Sr Nts                               9.125                  2006             6,500,000           6,987,500
 Pride Petroleum Services
    Sr Nts                               9.375                  2007             6,600,000           6,847,500
 Veritas DGC
    Sr Nts                               9.75                   2003             5,500,000           5,720,000
 Total                                                                                              19,555,000

 Financial services (1.8%)
 Arcadia Financial
    with Warrants                       11.50                   2007            21,000,000          20,895,000
 GPA Delaware                            8.75                   1998            10,000,000          10,150,000
 Gemini                                 13.50                   2001            13,500,000(e,i)     13,500,000
 Homeside
    Sr Nts                              11.25                   2003             9,247,000          10,657,167
 Malan Realty Investors REIT
    Cv Sub Deb                           9.50                   2004             1,040,000           1,075,100
 Total                                                                                              56,277,267
 Food (1.9%)
 Chiquita Brands Intl                    9.625                  2004             8,500,000           8,840,000
 Gorges/Quik to Fix Food
    Sr Sub Nts Series B                 11.50                   2006            14,250,000          14,820,000
 MBW Foods
    Sr Sub Nts                           9.875                  2007             6,000,000(c)        6,060,000
 Pilgrim's Pride
    Sr Sub Nts                          10.875                  2003             3,970,000           4,138,725
 Specialty Foods
    Sr Nts                              10.25                   2001            26,500,000          25,572,500
 Total                                                                                              59,431,225

 Furniture & appliances (0.2%)
 Lifestyle Furnishings                  10.875                  2006             6,500,000           7,020,000

 Health care (0.4%)
 Dade Intl
    Sr Sub Nts                          11.125                  2006             5,850,000           6,522,750
 Maxxim Medical
    Sr Sub Nts                          10.50                   2006             6,600,000           6,880,500
 Total                                                                                              13,403,250

 Health care services (3.1%)
 Integrated Health
    Sr Sub Nts                           9.50                   2007             4,000,000(c)        4,120,000
 Magellan Health Services
    Sr Sub Nts Cl A                     11.25                   2004            13,500,000          15,018,750
 Merit Behavioral                       11.50                   2005             9,376,000          10,137,800
 Paracelsus Healthcare
    Sr Sub Nts                          10.00                   2006            22,000,000          21,835,000
 Regency Health Services                12.25                   2003             5,000,000           5,400,000
 Tenet Healthcare
    Sr Sub Nts                           8.625                  2007            20,000,000          20,263,400
    Sr Sub Nts                          10.125                  2005            20,000,000          21,850,000
 Total                                                                                              98,624,950

 Household products (1.5%)
 Coty
    Sr Sub Nts                          10.25                   2005             7,000,000           7,455,000
 Rayovac
    Sr Sub Nts                          10.25                   2006             7,175,000           7,533,750
 Revlon Worldwide
    Zero Coupon Sr Disc Nts             11.52                   2001            20,000,000(c,f)     13,500,000
 Syratech
    Sr Nts                              11.00                   2007             7,500,000           7,968,750
 Twin Laboratories                      10.25                   2006            12,250,000          12,770,625
 Total                                                                                              49,228,125

 Industrial equipment & services (2.8%)
 ACF Inds                               11.60                   2000             1,460,000           1,458,175
 Borg-Warner Security
    Sr Sub Nts                           9.125                  2003            10,000,000           9,962,500
    Sr Sub Nts                           9.625                  2007             6,600,000(c)        6,600,000
 Clark Materials Handling
    Sr Nts                              10.75                   2006             6,500,000           6,873,750
 Continental Global Group
    Sr Nts                              11.00                   2007             5,500,000(c)        5,692,500
 Goss Graphic Systems
    Sr Sub Nts                          12.00                   2006            10,000,000          10,825,000
 Molten Metal Tehcnology
    Cv Sub Nts                           5.50                   2006             1,500,000(c)          652,500
 Motors and Gears
    Sr Nts                              10.75                   2006            11,000,000          11,398,750
 Prime Succession
    Sr Sub Nts                          10.75                   2004            10,000,000          10,825,000
 Specialty Equipment
    Sr Sub Nts                          11.375                  2003            23,300,000          25,076,625
 Total                                                                                              89,364,800

 Insurance (1.8%)
 Americo Life
    Sr Sub Nts                           9.25                   2005            15,000,000          15,000,000
 Integon Capital                        10.75                   2027            10,000,000(c)        9,975,000
 Life Partners
    Sr Sub Nts                          12.75                   2002            10,000,000          10,550,000
 Reliance Group Holdings                 9.75                   2003            15,000,000          15,712,500
 Zurich Capital                          8.38                   2037             7,500,000(c)        7,618,725
 Total                                                                                              58,856,225

 Leisure time & entertainment (7.5%)
 Affinity Group
    Sr Nts                              11.00                   2007             9,000,000(c)        9,427,500
 Alliance Gaming
    Sr Nts                              12.875                  2003            13,850,000          15,200,375
 AMC Entertainment
    Sr Sub Nts                           9.50                   2009             4,500,000(c)        4,590,000
 Boomtown
    1st Mtge                            11.50                   2003            10,000,000          10,825,000
 Coast Hotels & Casino
    1st Mtge                            13.00                   2002            19,800,000          22,077,000
 Cobblestone Holdings
    Zero Coupon Sr Nts                  11.69                   1999             7,350,000(f)        3,270,750
 Coleman Escrow-1
    Zero Coupon Sr Disc Nts             11.12                   2001            12,500,000(c,f)      8,125,000
 Coleman Escrow-2
    Zero Coupon Sr Disc Nts             12.87                   2001             5,750,000(c,f)      3,493,125
 Icon Fitness
    Zero Coupon Sr Disc Nts             14.00                   2001            15,000,000(g)        7,875,000
 Icon Health & Fitness
    Sr Sub Nts                          13.00                   2002             2,500,000           2,787,500
 Lady Luck Gaming
    1st Mtge                            11.875                  2001             2,500,000           2,512,500
 Lodgenet Entertainment
    Sr Nts with Rights                  10.25                   2006            15,000,000          15,018,750
 Plitt Theatres                         10.875                  2004            27,850,000          29,033,625
 PRT Funding
    Sr Nts                              11.625                  2004             8,000,000           6,160,000
 Stratosphere
    1st Mtge                             8.68                   2002            14,250,000(d)       11,613,750
 Trump Atlantic City Funding
    1st Mtge                            11.25                   2006            26,945,000          26,406,100
 Trump Holdings
    Sr Nts                              15.50                   2005            28,050,000          32,047,125
 United Artists
    Sr Nts                              11.50                   2002             6,000,000           6,292,500
 United Artists Theatre
    Pass Thru Certificates               9.30                   2015            13,764,068          12,834,993
 Waterford Gaming
    Sr Nts                              12.75                   2003            10,000,000(c)       11,000,000
 Total                                                                                             240,590,593

 Media (10.0%)
 Ackerley Communications
    Sr Secured Nts                      10.75                   2003            13,500,000          14,377,500
 Adams Outdoor Advertising
    Sr Nts                              10.75                   2006            15,300,000          16,371,000
 Adelphia Communications
    Pay-in-Kind                          9.50                   2004            26,311,956(l)       24,075,440
    Sr Deb                              11.875                  2004             5,000,000           5,262,500
 American Telecasting
    Zero Coupon                          8.66                   1999            10,000,000(g)        3,050,000
    Zero Coupon Sr Disc Nts              7.72                   2000            10,000,000(g)        3,050,000
 Benedek Broadcasting
    Sr Nts                              11.875                  2005             2,500,000           2,750,000
 Benedek Communications
    Zero Coupon Sr Disc Nts             13.25                   2001             9,500,000(g)        5,462,500
 CS Wireless Systems
    Zero Coupon with Warrants           12.79                   2001            11,500,000(g)        2,875,000
 Echostar Satellite Broadcasting         8.25                   2001            14,250,000          13,680,000
    Zero Coupon                         12.84                   2000            30,500,000(g)       20,892,500
 Heritage Media Services
    Sr Sub Nts                           8.75                   2006            19,300,000          19,927,250
 Jacor Communications                    9.75                   2006            19,000,000          19,855,000
 Lamar Advertising                       9.625                  2006             4,000,000           4,090,000
 Lenfest Communications
    Sr Nts                               8.375                  2005            15,850,000          15,453,750
 Neodata Services
    Sr Nts                              12.00                   2003            10,234,000          10,950,380
 Outdoor Systems                        11.81                   2007             9,800,000(e,n)      9,800,000
    Sr Nts                               9.375                  2006            10,000,000          10,087,500
 Paxson Communications
    Sr Sub Nts                          11.625                  2002             7,000,000           7,525,000
 Pegasus Media & Communications
    Cl B                                12.50                   2005            11,150,000          12,209,250
 People's Choice TV
    Zero Coupon with Warrants           13.25                   2000            25,500,000(g)        9,307,500
 Petersen Publishing
    Sr Sub Nts                          11.125                  2006             6,500,000           7,166,250
 Spanish Broadcasting
    Sr Nts with Rights                  11.00                   2004             3,150,000(c)        3,291,750
    Sr Nts                               7.50                   2002             4,000,000           4,360,000
 TKR Cable
    Deb                                 10.50                   2007             9,525,000          10,449,401
 United Intl Holdings
    Zero Coupon Disc Nts                11.55                   1999            15,000,000(f)       11,400,000
    Zero Coupon Disc Nts                12.00                   1999             7,600,000(f)        5,776,000
 Universal Outdoor
    Sr Sub Nts                           9.75                   2006            20,000,000          20,700,000
 Viacom Intl
    Sub Deb                              8.00                   2006             8,000,000           7,780,000
    Sub Deb                              7.00                   2003            15,000,000          14,080,400
 Wireless One
    with Warrants                       13.00                   2003             5,000,000           3,150,000
 Total                                                                                             319,205,871

Metals (3.0%)
 Bar Technologies                       13.50                   2001            10,000,000(c)        9,700,000
 Carbide/Graphite Group
    Sr Nts                              11.50                   2003             9,091,000           9,909,190
 EnviroSource
    Sr Nts                               9.75                   2003            21,510,000          20,864,700
 Maxxam Group Holdings
    Sr Nts Series B                     12.00                   2003            12,000,000          12,390,000
    Zero Coupon Sr Disc Nts              7.00                   1998             2,600,000(g)        2,392,000
 NS Group                               13.50                   2003            14,000,000          16,030,000
 Ryerson Tull                            9.125                  2006             9,000,000           9,405,000
 WCI Steel
    Sr Nts                              10.00                   2004            15,500,000          16,081,250
 Total                                                                                              96,772,140

 Multi-industry conglomerates (1.8%)
 Poindexter (JB)                        12.50                   2004             9,250,000           9,226,875
 Jordan Inds
    Sr Nts                              10.375                  2003            19,370,000          19,466,850
    Zero Coupon Sr Sub Debs             11.75                   2002            17,692,251(c,g)      9,996,122
 Tally Mfg & Technology
    Sr Nts                              10.75                   2003            18,500,000          19,332,500
 Total                                                                                              58,022,347

 Paper & packaging (5.5%)
 BPC Holding
    Sr Nts Pay-in-Kind                  12.50                   2006             9,750,000(l)       10,456,875
 Bway
    Sr Sub Nts                          10.25                   2007             5,500,000(c)        5,843,750
 Crown Paper
    Sr Sub Nts                          11.00                   2005            15,000,000          15,075,000
 Florida Coast Paper
    1st Mtge                            12.75                   2003            13,800,000          14,007,000
 Gaylord Container
    Sr Sub Disc Deb                     12.75                   2005            28,000,000          30,730,000
 Repap Wisconsin
    Sr Nts                               9.25                   2002            10,000,000          10,050,000
    Sr Nts                               9.875                  2006            10,000,000           9,850,000
 Riverwood Intl                         10.875                  2008            15,000,000          14,925,000
 Silgan
    Sr Sub Nts                          11.75                   2002            10,350,000(c)       10,996,875
 Stone Container
    1st Mtge                            10.75                   2002            20,000,000          21,000,000
    Sr Nts                              12.625                  1998             4,500,000           4,725,000
 Sweetheart Cup
    Sr Sub Nts                          10.50                   2003            10,000,000          10,075,000
 Warren (SD)
    Sr Nts                              12.00                   2004            16,500,000          18,397,500
 Total                                                                                             176,132,000

 Restaurants & lodging (0.8%)
 Hammons (John Q) Hotels
    1st Mtge                             8.875                  2004            12,000,000          12,060,000
 Prime Hospitality
    Sr Sub Nts                           9.75                   2007            11,900,000          12,286,750
 Total                                                                                              24,346,750

 Retail (5.3%)
 Dairy Mart Convenience Stores
    Sr Sub Nts Series A                 10.25                   2004            18,700,000          18,232,500
    Sr Sub Nts Series B                 10.25                   2004             6,250,000           6,093,750
 Di Giorgio
    Sr Nts                              12.00                   2003            16,000,000          17,120,000
 Finlay Enterprises
    Zero Coupon Debs                     6.01                   1998            15,500,000(g)       14,763,750
 Food-4-Less
    Sr Sub Debs Pay-in-Kind             13.625                  2007            10,000,000(l)       11,700,000
    Zero Coupon Debs                     8.66                   2000             5,000,000(g)        3,850,000
 Grand Union
    Sr Nts                              12.00                   2004            11,000,000           8,580,000
 Jitney-Jungle Stores
    Sr Nts                              12.00                   2006            10,000,000          11,100,000
 Pathmark Stores
    Sub Nts                             11.625                  2002             8,000,000           7,980,000
    Zero Coupon Sub Nts                 10.75                   1999            12,500,000(g)        8,093,750
 Penn Traffic
    Sr Nts                               8.625                  2003            10,000,000           8,300,000
 Pueblo Xtra Intl
    Sr Nts                               9.50                   2003            16,210,000(c)       15,602,125
 Ralphs Grocery
    Sr Nts                              10.45                   2004            10,000,000          10,962,500
 Specialty Retailers                    11.00                   2003             6,750,000           7,357,500
 Stater Brothers Holdings               11.00                   2001            14,500,000          15,732,500
 White Rose Foods
    Zero Coupon                         12.75                   1998             5,000,000(f)        4,450,000
 Total                                                                                             169,918,375

 Textiles & apparel (0.8%)
 Anvil Knitwear
    Sr Nts                              10.875                  2007            14,000,000(c)       14,035,000
 Hat Brand Holdings                     12.625                  2002             5,000,000(d,e)      1,500,000
 Hosiery Corp of America                13.75                   2002            10,000,000          10,950,000
 Total                                                                                              26,485,000

 Utilities -- electric (1.9%)
 California Energy
    Sr Nts                               9.50                   2006             8,000,000           8,460,000
    Sr Secured Nts                       9.875                  2003             9,000,000           9,562,500
 First Palo Verde Funding               10.15                   2016             3,193,000           3,444,449
 Midland Funding II                     11.75                   2005             5,000,000           5,675,000
                                        13.25                   2006            12,500,000          15,125,000
 Niagara Mohawk Power
    1st Mtge                             9.75                   2005             9,000,000           9,737,820
 Texas-New Mexico Power
    Secured Deb                         10.75                   2003             7,000,000           7,612,500
 Total                                                                                              59,617,269

 Miscellaneous (0.6%)
 Darling-Delaware
    Sr Sub Nts                          11.00                   2000             9,932,000           9,907,170
 ECM Funding                            11.92                   2002             2,029,428(e)        2,232,371
 XCL
    with Warrants                       13.50                   2004             8,000,000(c)        8,000,000
 Total                                                                                              20,139,541

Foreign (12.5%)
 APP Intl Finance
    (U.S. Dollar)                       11.75                   2005             4,500,000           4,871,250
 Australis Holdings
    (U.S. Dollar) Zero Coupon
    with Warrants                       14.99                   2000            13,400,000(g)        8,442,000
 Australis Media
    (U.S. Dollar) Zero Coupon
    with Warrants                       14.92                   2000            12,750,000(g)        7,936,875
 Cable Systems
    (U.S. Dollar)                       10.75                   1999             2,399,136(e)        2,393,138
 CEI Citicorp Holdings
    (U.S. Dollar)                        8.50                   2002             3,000,000(c)        2,996,250
    (Argentine Peso)                    11.25                   2007             5,000,000(c)        4,837,500
 Cia Latino Americana
    (U.S. Dollar)                       11.625                  2004             3,500,000(c)        3,622,500
 City of Moscow
    (U.S. Dollar)                        9.50                   2000            10,000,000(c)       10,050,000
 Colt Telecommunications Group
    (U.S. Dollar) Zero Coupon           12.00                   2006             8,500,000(g)        5,440,000
 DGS Intl Finance
    (U.S. Dollar)                       10.00                   2007             7,500,000(c)        7,593,750
 Doman Inds
    (U.S. Dollar)                        8.75                   2004            10,500,000          10,027,500
 Dominion Textiles
    (U.S. Dollar) Sr Nts                 8.875                  2003             5,000,000           5,125,000
 Fresh Del Monte Produce
    (U.S. Dollar)                       10.00                   2003            22,000,000          22,440,000
 FSW Intl
    (U.S. Dollar) Sr Nts                12.50                   2006             6,000,000           6,015,000
 Globo Communicacoes
    (U.S. Dollar)                       10.50                   2006             4,250,000(c)        4,425,312
 Govt of Algeria
    (U.S. Dollar)                        7.06                   2006             5,750,000           4,930,625
 Grupo Industrial Durango
    (U.S. Dollar)                       12.625                  2003             5,000,000           5,587,500
 Grupo Televisa
    (U.S. Dollar) Sr Nts                11.875                  2006             3,250,000           3,656,250
    (U.S. Dollar) Zero Coupon Sr Nts    13.25                   2001            12,500,000(g)        8,796,875
 Guangdong Enterprises
    (U.S. Dollar) Sr Nts                 8.875                  2007             3,600,000(c)        3,626,928
 Gulf Canada Resources
    (U.S. Dollar)                        9.25                   2004            13,500,000          14,124,375
 Hyundai Semiconductor
    (U.S. Dollar)                        8.625                  2007            15,000,000(c)       14,954,250
 Imexsa Export Trust
    (U.S. Dollar)                       10.125                  2003            10,000,000(c)       10,475,000
 Intl Cabletel
    (U.S. Dollar) Zero Coupon           11.48                   2001            40,000,000(g)       27,250,000
 Ionica
    (U.S. Dollar) Zero Coupon           14.99                   2002            25,500,000(g)       13,068,750
 MDC Communications
    (U.S. Dollar) Sr Sub Nts            10.50                   2006            12,100,000          12,826,000
 Newsquest Capital
    (U.S. Dollar) Sr Sub Nts            11.00                   2006             5,000,000           5,387,500
    (U.S. Dollar) Series B              11.00                   2006             7,750,000           8,350,625
 Philippine Long Distance Telephone
    (U.S. Dollar)                        7.85                   2007             7,500,000(c)        7,196,250
    (U.S. Dollar)                        8.35                   2017             7,500,000(c)        7,020,375
 PLD Telekom
    (U.S. Dollar) Zero Coupon
    with Warrants                       14.42                   2001             4,000,000(g)        3,450,000
 Polysindo Intl Fin
    (U.S. Dollar)                       11.375                  2006             7,500,000           8,212,500
 Repap New Brunswick
    (U.S. Dollar) Sr Nts                 9.875                  2000            25,450,000          25,513,625
    (U.S. Dollar) Sr Nts                10.625                  2005            10,000,000           9,450,000
 Rogers Cablesystems
    (U.S. Dollar) Sr Secured Nts         9.625                  2002             9,000,000           9,382,500
 Rogers Cantel
    (U.S. Dollar) Sr Sub Nts            11.125                  2002            10,000,000          10,425,000
 Scandinavian Broadcasting
    Cv Sub Deb                           7.25                   2005             2,430,000           2,262,938
 Stone Container
    (U.S. Dollar)                       11.50                   2006             6,000,000(c)        6,090,000
 Tarkett Intl
    (U.S. Dollar)                        9.00                   2002            10,000,000          10,275,000
 Telewest
    (U.S. Dollar) Zero Coupon           11.00                   2000            20,000,000(g)       13,950,000
 Tjiwi Kimia
    (U.S. Dollar)                       13.25                   2001             7,000,000           7,962,500
 Transport Maritima Mex
    (U.S. Dollar) Sr Nts                10.00                   2006             7,600,000           7,533,500
 Veninfotel
    (U.S. Dollar) Cv Pay-in-Kind        10.00                   2002             8,000,000(e,l)      8,140,000
 Veritas Holdings
    (U.S. Dollar)                        9.625                  2003            23,470,000(c)       24,056,750
 Total                                                                                             400,171,691


 Total bonds
(Cost: $2,720,481,951)                                                                          $2,823,308,581

 Common stocks & other (8.1%)(j)
Issuer                                                                         Shares                    Value(a)

 Advanced Micro Devices
    Common                                                                    100,000(d)          $  4,000,000
 Alliance Gaming
    15% Pay-in-Kind Preferred                                                  79,558(c,l)            8,134,806
 American Communication Services
    Warrants                                                                   17,200                   516,000
 American Radio Systems
    11.375% Pay-in-Kind Preferred                                              92,133(l)              9,789,131
 American Telecasting
    Warrants                                                                   85,225                    10,653
 APP Intl Finance
    12% Preferred                                                              10,000                10,000,000
 Australis Holdings
    Warrants                                                                   13,400                       402
 Bar Technologies
    Warrants                                                                   10,000                   400,000
 Benedek Communications
    15% Preferred                                                              70,000(d)              7,280,000
    Warrants                                                                   70,000                   140,000
 Cablevision Systems
    11.125% Pay-in-Kind Preferred                                             322,572(l)             30,402,411
    11.75% Pay-in-Kind Preferred                                              119,203(l)             11,652,093
 Celcaribe
    Common                                                                  1,195,110(d)              2,390,220
 Clearnet Communications
    Warrants                                                                   35,640                   106,920
 Communications & Power Inds
    14% Preferred                                                              63,375(d)              6,982,234
    Common                                                                      3,500                   525,000
 Crown Packaging
    Warrants                                                                   10,000                     1,250
 CS Wireless Systems
    Common                                                                      3,163(m)                      --
 Dairy Mart Convenience Stores
    Warrants                                                                  311,333(e)                622,666
 Earthwatch
    12% Preferred Cv                                                          700,000(c)              7,000,000
 First Nationwide Bank
    11.5% Preferred                                                           166,500                18,710,437
 Foodmaker
    Warrants                                                                    7,000                   283,500
 Gaylord Container
    Common                                                                    437,500(c,d)            3,582,031
    Warrants                                                                  562,500                 4,570,312
 Geotek Communications
    Warrants                                                                  872,500                   872,500
 Globalstar Telecommunications
    Common                                                                     80,000                 2,260,000
 GPA Financial
    8% Preferred Cv                                                            48,026(e)              4,862,633
 HarCor Energy
    Common                                                                    100,000(d)                606,250
    Warrants                                                                  110,000                   330,000
 Hat Brand Holdings
    Warrants                                                                   90,346(m)                      --
 Hemmeter Enterprises
    Warrants                                                                   36,000(m)                      --
 Hosiery Corp of America
    Warrants                                                                   10,000                    70,000
 Houlihan's Restaurant
    Warrants                                                                    5,886                    30,136
 IFINT Diversified Holdings
    Common                                                                     42,418(e)                678,688
 Intermedia Communications
    13.5% Pay-in-Kind Preferred                                                90,000(c,l)            9,360,000
    Warrants                                                                   22,750                   625,625
 Intl Wireless Communication
    Warrants                                                                   14,750                       148
 Jitney-Jungle Stores
    15% Preferred                                                              85,000                11,687,500
 K-III Communications
    10% Preferred                                                                   1(l)                     86
 Lady Luck Gaming
    Common                                                                    200,000(d)                375,000
 National Australia Bank
    7.875% Preferred                                                          220,000                 5,940,000
 Nextel Communications
    Warrants                                                                   18,902                       189
 Ocwen Asset Investment
    Common                                                                     95,000(d)              1,721,875
 Pagemart Nationwide
    Common                                                                     50,750(d)                203,000
 Panamsat
    12.75% Pay-in-Kind Preferred                                                   11(d,l)               13,750
 Pantry Pride
    14.875% Preferred                                                         100,000                10,262,500
 Paxson Communications
    12.5% Pay-in-Kind Preferred                                               106,940(l)             10,426,650
 Pegasus Communications
    Common                                                                     16,923(d)                175,576
    12.75% Preferred                                                           42,000                 4,116,000
 Riggs Natl
    Series B Preferred                                                         72,825                 2,057,306
 SDW Holdings
    15% Preferred                                                             274,350(d,e)            9,739,425
 Sinclair Capital
    11.625% Preferred                                                         140,000(c)             14,700,000
 Silgan Holdings
    13.25% Pay-in-Kind Preferred                                                5,502(l)              5,914,650
 Specialty Foods Acquisition
    Common                                                                    300,000(d)                112,500
 Supermarket General
    $3.52 Pay-in-Kind Cv Preferred                                            275,000(d,l)            6,600,000
 Time Warner
    10.25% Pay-in-Kind Preferred                                               15,042(l)             16,583,805
 TransDigm
    Warrants                                                                   11,195(e)              3,078,527
 Triangle Wire & Cable
    Common                                                                    548,889(d,e)              548,889
 Warren (SD)
    14% Preferred                                                             200,000(d)              8,000,000
Webcraft Technology
    Common                                                                     32,502(d,e)                  325
 Wireless One
    Common                                                                     25,000(d)                 73,438
    Warrants                                                                   23,250                    23,250


 Total common stocks & other
(Cost: $253,423,099)                                                                               $259,150,287


 Short-term securities (3.0%)

Issuer                                      Annualized                        Amount                   Value(a)
                                              yield on                    payable at
                                               date of                      maturity
                                              purchase
 Commercial paper (2.8%)
 Ameritech Capital Funding
      06-19-97                                   5.57%                  $  6,500,000(h)     $       6,480,995
      07-18-97                                   5.57                        600,000(h)                595,576
 ABB Treasury Center USA
      06-16-97                                   5.57                      5,200,000(h)              5,187,173
 Avco Financial Services
      06-17-97                                   5.56                      6,000,000                 5,984,303
 Bell Atlantic
      06-05-97                                   5.53                      6,600,000                 6,594,949
 Cargill Global
      06-16-97                                   5.60                      1,900,000(h)              1,894,969
 Ciesco LP
      06-16-97                                   5.55                      5,500,000(h)              5,486,507
 Commerzbank U.S. Finance
      06-09-97                                   5.55                     13,000,000                12,981,963
 Duke Power
      06-12-97                                   5.54                      3,400,000                 3,393,744
 Gateway Fuel
      06-13-97                                   5.56                      3,300,000                 3,293,410
 General Electric Capital
      06-18-97                                   5.60                      5,100,000                 5,085,822
 Kredietbank North America Finance
      06-20-97                                   5.58                      6,000,000                 5,981,500
 Metlife Funding
      06-04-97                                   5.53                      2,700,000                 2,698,347
 Novartis Finance
      06-16-97                                   5.56                      7,000,000                 6,982,764
      06-18-97                                   5.55                      5,500,000                 5,484,792
 UBS Finance (Delaware)
      06-13-97                                   5.56                      4,200,000                 4,191,598
      06-23-97                                   5.54                      4,800,000                 4,783,072
 Unilever Capital
      06-03-97                                   5.56                      1,000,000(h)                999,540
 Total                                                                                              88,101,024

 Letter of credit (0.2%)
 Federal Home Loan Bank-
      Western Financial Services
      06-05-97                                   5.50                      8,000,000                 7,993,889


 Total short-term securities
 (Cost: $96,095,258)                                                                          $     96,094,913


 Total investment in securities
 (Cost: $3,070,000,308)(o)                                                                      $3,178,553,781



See accompanying notes to investments in securities.

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 1997.

(c)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Secruities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(d) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(e) Identifies issues considered to be illiquid (see Note 1 to the financial statements). Information concerning such security holdings at May 31, 1997 is as follows:

 Security                               Acquisition                      Cost
                                               dates
 Cable Systems
    (U.S. Dollar)                           02-02-96             $  2,340,305
 Dairy Mart Convenience Stores
    Warrants                  11-28-95 thru 10-27-96                  239,401
 ECM Funding                                04-13-92                2,029,428
 Gemini                                     11-01-96               13,500,000
 Geotek Communications
    Cv                                      03-04-96                4,630,000
 GPA Financial
    8% Preferred Cv                         12-23-96                4,774,987
 Hat Brand Holdings
    Zero Coupon 2002                        09-03-96                5,000,000
 IFINT Diversified Holdings
    Common                                  08-18-94                       --
 Outdoor Systems                            05-02-97                9,800,000
SDW Holding
    15% Preferred             03-04-97 thru 03-11-97                9,776,925
 TransDigm
    Sr Secured Nts            09-29-93 thru 04-24-96               13,095,679
    Warrants                  09-29-93 thru 04-24-96                1,027,805
 Triangle Wire & Cable
    Common                                  01-13-92               13,000,117
 Veninfotel
    (U.S. Dollar) Cv Pay-in-Kind            03-05-97                8,000,000
 Webcraft Technology
    Common                                  12-22-86                   16,875

*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 1997.

(j) Transactions with companies that were affiliates (investments representing 5% or more of the outstanding voting securities of the issuer) during the year ended May 31, 1997 are:

Issuer                      Beginning  Purchase        Sales   Ending  Dividend
                                 cost      cost         cost     cost    income

Kash n` Karry Food Stores $19,815,725       $--  $19,815,725      $--       $--

Envirodyne Inds            11,146,875        --   11,146,875       --        --

Total                     $30,962,600        $-- $30,962,600      $--       $--

(k) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on May 31, 1997. Inverse floaters in the aggregate represent 0.1% of the Portfolio's net assets as of May 31, 1997.

(l) Pay-in-kind securities are securities in which the issuer has the options to make interest or dividend payments in cash or in additional securities. These securities issued as interest or dividends, usually have the same terms, including maturity date, as the pay-in-kind securities.

(m) Negligible market value.

(n) At May 31, 1997, the cost of securities purchased, including interest purchased, on a when-issued basis was $9,800,000.

(o) At May 31, 1997, the cost of securities for federal income tax purpose was $3,069,825,743 and the aggregate gross unrealized appreciation and depreciation based on that cost was:
 Unrealized appreciation........................................$161,231,407
 Unrealized depreciation.........................................(52,503,369)
                                                                 -----------
 Net unrealized appreciation....................................$108,728,038

 Independent auditors' report

      The board of trustees and unitholders Income Trust:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Quality Income Portfolio (a series of Income Trust) as of May 31, 1997, and the related statements of operations and changes in net assets for the period from June 10, 1996 (commencement of operations) to May 31, 1997. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quality Income Portfolio at May 31, 1997, and the results of its operations and the changes in its net assets for the period from June 10, 1996 (commencement of operations) to May 31, 1997, in conformity with generally accepted accounting principles.

      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      July 3, 1997

 Financial statements

      Statement of assets and liabilities
      Quality Income Portfolio
      May 31, 1997

                                  Assets
 Investments in securities, at value (Note 1)
      (identified cost $1,688,560,923)                                                          $1,718,321,998
 Dividends and accrued interest receivable                                                          21,866,316
 Receivable for investment securities sold                                                           5,712,652
 U.S. government securities held as collateral (Note 4)                                             39,006,077
                                                                                                    ----------
 Total assets                                                                                    1,784,907,043
                                                                                                 -------------

                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                   1,082,909
 Payable for investment securities purchased                                                        41,408,277
 Payable upon return of securities loaned (Note 4)                                                 126,654,827
 Accrued investment management services fee                                                             22,494
 Other accrued expenses                                                                                 84,467
                                                                                                        ------
 Total liabilities                                                                                 169,252,974
                                                                                                   -----------
 Net assets                                                                                     $1,615,654,069
                                                                                                ==============

 See accompany notes to financial statements.

Financial statements


      Statement of operations
      Quality Income Portfolio
      For the period from June 10, 1996
      (commencement of operations) to May 31, 1997

                                  Investment income

 Income:
 Dividends                                                                                      $      598,893
 Interest                                                                                          120,249,224
                                                                                                   -----------
 Total income                                                                                      120,848,117
                                                                                                   -----------
 Expenses (Note 2):
 Investment management services fee                                                                  8,395,071
 Compensation of board members                                                                           7,450
 Compensation of officers                                                                               11,053
 Custodian fees                                                                                        138,497
 Audit fees                                                                                             29,500
 Other                                                                                                  13,928
                                                                                                        ------
 Total expenses                                                                                      8,595,499
                                                                                                     ---------
 Investment income -- net                                                                          112,252,618
                                                                                                   -----------
                                  Realized and unrealized gain (loss) -- net

 Net realized gain on security and foreign currency transactions
      (including gain of $1,093,741 from foreign currency
      transactions) (Note 3)                                                                        13,637,267
 Net realized loss on financial futures contracts                                                   (6,340,145)
 Net realized gain on option contracts written (Note 5)                                              2,098,502
                                                                                                     ---------
 Net realized gain on investments and foreign currencies                                             9,395,624
 Net change in unrealized appreciation or
      depreciation of investments and on translation
      of assets and liabilities in foreign currencies                                               20,434,131
                                                                                                    ----------
 Net gain on investments and foreign currencies                                                     29,829,755
                                                                                                    ----------
 Net increase in net assets resulting from operations                                             $142,082,373
                                                                                                  ============

See accompanying notes to financial statements.

      Statement of changes in net assets
      Quality Income Portfolio
      For the period from June 10, 1996
      (commencement of operations) to May 31, 1997

                                  Operations

 Investment income-- net                                                                       $   112,252,618
 Net realized gain on investments and foreign currencies                                             9,395,624
 Net change in unrealized appreciation or
      depreciation of investments and on translation
      of assets and liabilities in foreign currencies                                               20,434,131
                                                                                                    ----------
 Net increase in net assets resulting from operations                                              142,082,373
 Net contributions                                                                               1,473,541,696
                                                                                                 -------------
 Total increase in net assets                                                                    1,615,624,069
 Net assets at beginning of period (Note 1)                                                             30,000
                                                                                                        ------
 Net assets at end of period                                                                    $1,615,654,069
                                                                                                ==============

See accompanying notes to financial statements.

 Notes to financial statements


      Quality Income Portfolio

  1

Summary of
significant
accounting policies

      Quality Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Quality Income Portfolio invests primarily in investment-grade bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $30,000 to the Portfolio. Operations did not formally commence until June 10, 1996, at which time an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

      Significant accounting polices followed by the Portfolio are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations
      and foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

      Illiquid securities

      At May 31,  1997,  investments  in  securities  included  issues  that are
      illiquid.   The  Portfolio   currently  limits   investments  in  illiquid
      securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 1997 was $4,481,904 representing 0.3% of the net assets. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

      Securities purchased on a when-issued basis

      Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's gross assets the same as owned securities. The Portfolio designates cash or liquid high-grade short-term debt securities at least equal to the amount of its commitment. As of May 31, 1997, the Portfolio had entered into outstanding when-issued or forward-commitments of $19,850,000.

      Federal taxes

      For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date. For U.S. dollar denominated bonds, interest income includes level-yield amortization of premium and discount. For foreign bonds, except for original issue discount, the Portfolio does not amortize premium and discount. Interest income, including level-yield amortization of premium and discount, is accrued daily.

  2

Fees and
expenses

      The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

      Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

      Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.


  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $433,654,306 and $524,514,884, respectively, for the period from June 10, 1996 to May 31, 1997. For the same period, the portfolio turnover rate was 31%. Realized gains and losses are determined on an identified cost basis.


  4

Lending of
portfolio securities

      At May 31, 1997, securities valued at $122,850,988 were on loan to brokers. For collateral, the Portfolio received $87,648,750 in cash and U.S. government securities valued at $39,006,077. Income from securities lending amounted to $99,979 for the period from June 10, 1996 to May 31, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

  5

Option contracts
written

      The number of contracts and premium amounts associated with option contracts written (see Summary of significant accounting policies) is as follows:


                                                      Period ended May 31, 1997

                                Calls                           Puts
--------------------------------------------------------------------------------
                     Contracts         Premium       Contracts         Premium
--------------------------------------------------------------------------------
  Balance June 10, 1996     --    $         --              --       $      --
  Opened                 1,250       2,207,036             400         451,126
  Closed                  (750)     (1,330,628)           (400)       (451,126)
  Exercised               (311)       (655,867)             --              --
  Expired                 (189)       (220,541)             --              --
--------------------------------------------------------------------------------
  Balance May 31, 1997     --      $        --              --        $     --
--------------------------------------------------------------------------------



  6

Interest rate
futures contracts

      At May 31, 1997, investments in securities included securities valued at $11,149,700 that were pledged as collateral to cover initial margin deposits on 1,200 open sales contracts. The market value of the open contracts at May 31, 1997, was $131,941,625 with a net unrealized loss of $1,295,469. See Summary of significant accounting policies.

 Investments in securities

      Quality Income Portfolio
      May 31, 1997

                                                                                  (Percentages represent value of
                                                                              investments compared to net assets)

 Bonds (92.7%)
Issuer                                  Coupon              Maturity             Principal               Value(a)
                                          rate                  year                amount

 U.S. government obligations (31.0%)
 U.S. Treasury                           5.875%              2000-04           $33,000,000(b)     $ 32,415,780
                                         6.875                  1999            60,000,000          60,765,000
                                         7.25                   2004            51,800,000          53,687,658
                                         7.50                   2001            99,000,000         102,808,530
                                         7.50                   2016            80,000,000(b)       84,386,400
                                         8.00                   2021            15,000,000(k)       16,724,550
                                         8.625                  1997            50,745,000(b)       51,099,708
 Resolution Funding Corp
    Zero Coupon                          7.61                   2017            39,000,000(c)        9,329,190
                                         7.98                   2016            47,000,000(b,c)     12,104,380
                                         8.19                   2014            48,000,000(c)       14,767,200
                                         8.27                   2014            10,000,000(c)        2,969,300
                                         8.94                   2006            25,000,000(c)       13,978,000
                                         8.95                   2006            68,000,000(c)       36,112,080
 Overseas Private Investment             6.99                   2009            10,000,000           9,812,500
 Total                                                                                             500,960,276

 Mortgage-backed securities (15.6%)
 Federal Home Loan Mtge Corp             7.50                   2024            16,648,575          16,677,044
                                         8.00                2016-25            10,569,627          10,795,089
                                         8.50                2017-26            23,155,242          24,061,366
                                         9.00                2020-21             5,553,606           5,881,578
    Collateralized Mtge Obligation       8.50                   2019               390,904             390,806
 Federal Housing Admin                   7.43                   2024             9,089,707           8,550,279
 Federal Natl Mtge Assn                  6.50                   2023            12,044,089          11,510,295
                                         7.50                   2025            20,000,000(l)       19,900,000
                                         7.50                   2027            14,920,921          14,869,593
                                         8.00                   2026            14,236,093          14,487,360
                                        10.00                   2002                   124                 130
        Principal Only                   9.50                   2018             1,170,264(e)          895,938
    Collateralized Mtge Obligation
                                         8.00                   2021            11,794,373          11,958,394
                                         8.50                   2019             1,448,659           1,562,344
        Principal Only                   9.89                   2020             2,194,500(e)        1,935,487
        Trust Series Z                   6.00                   2024            20,650,251(d)       15,209,529
 Govt Natl Mtge Assn                     7.50                   2026            20,282,237          20,254,451
    Collateralized Mtge Obligation Trust 7.75                   2012               870,282             879,327
                                         8.00                2022-26            41,512,792          42,451,220
                                         8.50                   2026            18,999,763          19,704,464
                                         9.00                2024-25             5,942,163           6,304,255
 Prudential Bache
    Collateralized Mtge Obligation       7.965                  2019             3,510,938           3,570,408
 Total                                                                                             251,849,357

 Automotive & related (2.8%)
 Daimler-Benz North America
    Medium-term Nts                      7.375                  2006            14,000,000          14,189,840
 General Motors                          8.875                  2003             7,050,000           7,690,704
 General Motors Acceptance
    Medium-term Nts                      5.95                   1998             8,000,000           8,002,720
                                         7.00                   2000            14,300,000          14,432,132
 Total                                                                                              44,315,396


 Banks and savings & loans (4.4%)
 BankAmerica
    Sub Nts                              7.70                   2026             5,000,000(g)        4,776,150
 BankBoston Capital Trust                8.25                   2026             5,000,000           5,016,300
 Boatmen's Bancshares
    Sub Nts                              9.25                   2001             8,950,000           9,722,653
 First Bank System                       6.875                  2007             8,550,000           8,289,054
 First Chicago
    Sr Nts                               9.00                   1999             7,900,000           8,268,219
 Firstar Capital Trust                   8.32                   2026            10,000,000          10,021,400
 Morgan (JP)                             6.50                   2012             9,350,000(i)        9,034,437
 NCNB
    Sub Nts                              9.125                  2001            10,000,000          10,805,200
 Washington Mutual Capital               8.375                  2027             5,800,000(g)        5,789,328
 Total                                                                                              71,722,741

 Building materials & construction (0.6%)
 Georgia-Pacific
    Credit Sensitive Nt                  9.85                   1997            10,000,000          10,010,600

 Chemicals (0.7%)
 Dow Chemical                            8.85                   2021            10,000,000          11,264,900

 Communications equipment & services (1.3%)
 AT&T                                    8.35                   2025             5,000,000           5,204,350
 BellSouth Telecommunications            7.00                   2095            10,000,000           9,346,100
 GTE                                    10.25                   2020             6,050,00            6,809,941
 Total                                                                                              21,360,391

 Electronics (0.3%)
 Harris                                 10.375                  2018             3,900,000           4,267,185

 Energy (2.4%)
 PDV America                             7.875                  2003            16,500,000          16,493,235
 Texaco Capital
    Gtd Deb                              7.50                   2043            12,000,000          11,622,600
 USX                                     9.375                  2022             9,200,000          10,491,128
 Total                                                                                              38,606,963

 Energy equipment & services (0.4%)
 Foster Wheeler                          6.75                   2005             5,850,000           5,613,894

 Financial services (2.2%)
 Aristar
    Sr Deb                               8.875                  1998            10,520,000          10,836,968
 Beneficial                              9.125                  1998            10,000,000          10,222,400
 Greyhound Financial
    Medium-term Nts                      7.95                   1999             9,600,000           9,861,888
 Salomon                                 7.75                   2000             5,000,000           5,119,300
 Total                                                                                              36,040,556

 Health care (0.8%)
 Lilly (Eli)                             6.77                   2036            13,300,000          12,034,106


 Industrial equipment & services (1.2%)
 Browning-Ferris Inds                    9.25                   2021             7,000,000           8,133,930
 Deere & Co                              8.95                   2019            10,000,000          11,053,800
 Total                                                                                              19,187,730


 Insurance (3.3%)
 American United Life                    7.75                   2026             4,800,000(g, m)     4,481,904
 Arkwright Trust                         9.625                  2026             4,000,000(g)        4,375,240
 Berkley (WR)                            8.70                   2022            10,000,000          10,634,300
 Conseco Financing Trust                 8.70                   2026             6,600,000           6,634,386
 Equitable Life Assurance                7.70                   2015             5,000,000(g)        4,951,400
 Nationwide Trust                        9.875                  2025            11,500,000(g)       12,504,870
 SunAmerica                              9.95                   2012             8,000,000           9,643,120
 Total                                                                                              53,225,220

 Media (0.7%)
 Time Warner Entertainment               8.375                  2033            12,000,000          11,991,360

 Retail (1.8%)
 Dayton Hudson                           7.875                  2023            18,850,000          17,866,218
 Wal-Mart Stores                         7.00                   2006            11,653,588(g)       11,642,401
 Total                                                                                              29,508,619

 Transportation (1.3%)
 Burlington Northern Santa Fe            7.00                   2025            10,000,000           8,974,900
 Railcar Leasing                         7.125                  2013            12,150,000(g)       12,048,548
 Total                                                                                              21,023,448

 Utilities -- electric (6.8%)
 Arizona Public Service
    1st Mtge
    Sale Lease-Backed Obligation         8.00                   2015             9,000,000           9,158,940
 Cajun Electric Power Cooperation
    Mtge Trust                           8.92                   2019             4,960,000           5,372,722
 Commonwealth Edison                     6.50                   2000             9,000,000           8,945,910
 Long Island Lighting                    8.625                  2004             3,000,000           3,106,650
                                         9.625                  2024             7,000,000           7,337,400
 RGS Funding
    Sale Lease-Backed Obligation         9.82                   2022             9,939,219          11,771,117
 Salton Sea Cl C                         7.84                   2010            10,000,000(g)       10,032,100
 San Diego Gas & Electric                9.625                  2020             9,950,000          11,038,629
    1st Mtge
 Southern California Edison              8.875                  2023            21,000,000          21,816,690
    1st Mtge
 Texas Utilities Electric                9.75                   2021            13,000,000          14,692,210
    1st Mtge
 Wisconsin Electric Power                6.875                  2095             8,000,000           7,265,920
 Total                                                                                             110,538,288


 Utilities -- telephone (1.4%)
 New York Telephone                      9.375                  2031             7,000,000           7,711,060
 Pacific Bell                            8.50                   2031            15,000,000          15,353,250
 Total                                                                                              23,064,310

 Foreign (13.7%)(h)
 ABN Amro Bank
    (U.S. Dollar)                        7.75                   2023            12,000,000          11,971,200
 Alcan Aluminum
    (U.S. Dollar)                        8.875                  2022             9,600,000          10,240,992
 BAA PLC
    (British Pound)                      9.363                  2006             1,500,000           2,613,582
 Bank of China
    (U.S. Dollar)                        8.25                   2014             7,100,000           7,084,451
 Bayerische Landesbank
    (U.S. Dollar)                        5.625                  2001            13,750,000          13,293,637
 Dao Heng Bank
    (U.S. Dollar)                        7.75                   2007             7,000,000(g)        6,915,090
 Deutsche Bank Finance
    (U.S. Dollar) Zero Coupon            4.50                   2017             6,510,000(c,g)      2,880,675
 Guangdong Enterprises
    (U.S. Dollar)                        8.875                  2007             5,800,000(g)        5,843,384
 Hyundai Semiconductor
    (U.S. Dollar)                        8.625                  2007            10,800,000(g)       10,767,060
 Israel Electric
    (U.S. Dollar)                        7.875                  2026             9,000,000(g)        8,865,000
 Japan Finance
    (U.S. Dollar)                        9.25                   1998            25,950,000          26,973,468
 KFW Intl Finance
    (U.S. Dollar)
    Medium-term Nts                      8.50                   1999            10,000,000          10,487,600
 Korea Electric Power
    (U.S. Dollar)                        8.00                   2002             9,000,000           9,320,040
 Korea Electric Power
    (U.S. Dollar) Zero Coupon           10.07                   2016            35,000,000(f)        6,303,850
 People's Republic of China
    (U.S. Dollar)                        9.00                   2096            10,000,000          10,711,100
 Petronas
    (U.S. Dollar)                        7.75                   2015            10,000,000(g)       10,134,900
 Ras Laffan Gas
    (U.S. Dollar)                        8.294                  2014            10,000,000          10,341,900
 Republic of Austria Euro
    (U.S. Dollar)                       10.00                   1998             5,000,000           5,187,500
 Republic of Italy
    (U.S. Dollar)                        6.875                  2023            23,200,000          21,541,664
 Rodamco NV
    (U.S. Dollar)                        7.30                   2005            10,000,000          10,107,200
 State of Israel
    (U.S. Dollar)                        6.375                  2005            10,800,000          10,179,324
 Telekom Malaysia
    (U.S. Dollar)                        7.875                  2025            10,000,000(g)       10,151,000
 Total                                                                                             221,914,617

 Total bonds
 (Cost: $1,469,226,517)                                                                         $1,498,499,957

 Preferred stock (0.6%)
Issuer                                                                       Shares                      Value(a)
 Salomon Income Financing Trust
    9.50%                                                                   340,000                 $8,988,750


 Total preferred stock
 (Cost: $8,500,000)                                                                                 $8,988,750

 Short-term securities (13.0%)
Issuer                                        Annualized                      Amount                     Value(a)
                                                yield on                  payable at
                                                 date of                    maturity
                                               purchase
 U.S. government agencies (2.9%)
 Federal Home Loan Bank Disc Nt
      06-12-97                                    5.43%                  $45,500,000               $45,417,948
 Federal Home Loan Mtge Corp Disc Nt
      06-09-97                                    5.44                    1,100,000                  1,098,509
 Total                                                                                              46,516,457

 Bankers acceptance (0.5%)
 First Bank Minneapolis
      06-05-97                                    5.54                    8,000,000                  7,993,867

 Commercial paper (8.2%)
 Ameritech Capital Funding
      06-11-97                                    5.54                    6,000,000                  5,989,898
      07-18-97                                    5.58                    2,300,000(j)               2,283,041
 AT&T
      06-02-97                                    5.54                   10,000,000                  9,996,944
 Bell Atlantic
      06-06-97                                    5.54                    5,200,000                  5,195,216
 BOC Group
      06-05-97                                    5.53                    4,600,000(j)               4,596,480
 Ciesco LP
      06-11-97                                    5.56                    7,700,000                  7,686,966
      06-19-97                                    5.55                    4,500,000                  4,486,890
      06-25-97                                    5.52                    9,600,000                  9,563,333
 Clorox
      06-10-97                                    5.54                    5,600,000                  5,591,413
 First Chicago NBD
      06-17-97                                    5.57                    8,200,000                  8,178,509
 Fleet Funding
      06-11-97                                    5.55                   10,000,000(j)               9,983,103
 Harris Trust & Savings
      06-27-97                                    5.55                    7,500,000                  7,500,000
 Lincoln Natl
      06-18-97                                    5.56                    4,000,000(j)               3,988,940
 Mobil Australia Funding (Delaware)
      06-20-97                                    5.59                   12,000,000(j)              11,963,000
      07-28-97                                    5.58                    7,500,000(j)               7,432,065
 Novartis Finance
      06-16-97                                    5.57                   13,300,000                 13,267,193
 Paccar Financial
      07-01-97                                    5.54                    1,000,000                    995,247
 SBC Communications Capital
      06-13-97                                    5.55                    8,500,000(j)               8,483,057
      06-17-97                                    5.56                    6,000,000(j)               5,984,360
 Total                                                                                             133,165,655

 Letter of credit (1.4%)
 Bank of America-
      AES Barbers Point
      06-12-97                                    5.52                   23,200,000                 23,157,312
  Total short-term securities
 (Cost: $210,834,406)                                                                           $  210,833,291

 Total investment in securities
 (Cost: $1,688,560,923)(n)                                                                      $1,718,321,998


See accompanying notes to investments in securities.

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Security is partially or fully on loan. See Note 4 to the financial statements.

(c) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(d) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.

(e) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents current yield based upon the current cost basis and estimated timing of future cash flows.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest rate reset date disclosed.

(g)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(h) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 1997.

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(k) Partially pledged as initial margin deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

Type of security                                     Notional amount

Sales contracts
U.S Treasury Bonds June 97                             $96,400,000
U.S Treasury Bonds Sept. 97                            $23,600,000

(l) At May 31, 1997, the cost of securities purchased on a when-issued basis was $19,850,000.

(m) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at May 31, 1997, is as follows:

Security                                  Aquisition                    Cost
                                                date
American United Life*
7.75% 2026                                  02-13-96              $4,800,000

*Represents a security sold under Rule 144A, which is exempt from registration under the securities Act of 1933, as amended.

(n) At May 31, 1997, the cost of securities for federal income tax purposes was $1,688,560,923 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

 Unrealized appreciation........................................$ 45,542,614
 Unrealized depreciation.........................................(15,781,539)
--------------------------------------------------------------------------------
 Net unrealized appreciation....................................$ 29,761,075
--------------------------------------------------------------------------------

PAGE 85
PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  FINANCIAL STATEMENTS:

List of financial statements filed as part of this Post-Effective
Amendment to the Registration Statement:

Strategist Income Fund Inc.

o    Independent auditors' report dated July 3, 1997
o    Statements of assets and liabilities, May 31, 1997
o    Statements of operations, for the period from June 10, 1996
     (commencement of operations) to May 31, 1997
o    Statements of change in net assets, for the period from June
     10, 1996 (commencement of operations) to May 31, 1997
o    Notes to financial statements

Government Income Portfolio

o    Independent auditors' report dated July 3, 1997
o    Statement of assets and liabilities, May 31, 1997
o    Statement of operations for the period from June 10, 1996
     (commencement of operations) to May 31, 1997
o    Statement of changes in net assets, for the period from June
     10, 1996 (commencement of operations) to May 31, 1997
o    Notes to financial statements
o    Investments in securities, May 31, 1997
o    Notes to investments in securities

Quality Income Portfolio

o    Independent auditors' report dated July 3, 1997
o    Statement of assets and liabilities, May 31, 1997
o    Statement of operations for the period from June 10, 1996
     (commencement of operations) to May 31, 1997
o    Statement of changes in net assets, for the period from June
     10, 1996 (commencement of operations) to May 31, 1997
o    Notes to financial statements
o    Investments in securities, May 31, 1997
o    Notes to investments in securities

High Yield Portfolio

o    Independent auditors' report dated July 3, 1997
o    Statement of assets and liabilities, May 31, 1997
o    Statement of operations for the period from June 10, 1996
     (commencement of operations) to May 31, 1997
o    Statement of changes in net assets, for the period from June
     10, 1996 (commencement of operations) to May 31, 1997
o    Notes to financial statements
o    Investments in securities, May 31, 1997
o    Notes to investments in securities

PAGE 86
(b)  EXHIBITS:

1(a). Articles of Incorporation, dated May 24, 1995, filed electronically on or about September 1, 1995 as Exhibit 1 to Registration Statement No. 33-60323, are incorporated herein by reference.

1(b). Articles of Amendment dated April 4, 1996, filed as Exhibit 1(b) to Pre-Effective Amendment 2, is incorporated herein by reference.

2. Copy of By-laws filed electronically on or about April 18, 1996 as Exhibit 2, is incorporated herein as reference.

3.     Not Applicable.

4.     Not Applicable.

5.     Not Applicable.

6. Copy of Distribution Agreement between Strategist Income Fund, Inc. on behalf of its underlying series funds and American Express Service Corporation, filed electronically on or about January 29, 1997 as Exhibit 6 to Registrant's Post-Effective Amendment No. 1, is incorporated herein by reference.

7.     Not Applicable.

8(a). Copy of Custodian Agreement between Strategist Income Fund Inc. on behalf of its underlying series funds and American Express Trust Company filed electronically on or about January 29, 1997 as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 1, is incorporated herein by reference.

8(b). Copy of Addendum to Custodian, dated June 10, 1996 between Strategist Income Fund, Inc., American Express Trust Company and American Express Financial Corporation filed electronically on or about January 29, 1997 as Exhibit 8(b)to Registrant's Post-Effective Amendment No. 1, is incorporated herein by reference..

9(a). Copy of Transfer Agency Agreement between Strategist Income Fund, Inc. on behalf of its underlying series funds and American Express Financial Corporation filed electronically on or about January 29, 1997 as Exhibit 9(a) to Registrant's Post-Effective Amendment No. 1, is incorporated herein by reference.

9(b). Copy of Administrative Services Agreement between Strategist Income Fund, Inc. on behalf of its underlying series funds and American Express Financial Corporation filed electronically on or about January 29, 1997 as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 1, is incorporated herein by reference.

PAGE 87
9(c). Copy of Agreement and Declaration of Unitholders between Strategist Government Income Fund and IDS Federal Income Fund, Inc. filed electronically on or about January 29, 1997 as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 1, is incorporated herein by reference.

9(d). Copy of Agreement and Declaration of Unitholders between Strategist High Yield Fund and IDS Extra Income Fund, Inc. filed electronically on or about January 29, 1997 as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 1, is incorporated herein by reference.

9(e). Copy of Agreement and Declaration of Unitholders, between Strategist Quality Income fund and IDS Selective Fund, Inc. filed electronically on or about January 29, 1997 as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 1, is incorporated herein by reference.

10. An opinion and consent of counsel as to the legality of securities being registered is filed with Registrant's most recent 24f-2 notice.

11. The Independent Auditor's Consent, is filed electronically herewith as Exhibit 11.

12.    Not Applicable.

13.    Copy of the Share Purchase Agreement between Strategist
       Income Fund, Inc. and American Express Financial Corporation filed as Exhibit 13 to Pre-Effective Amendment 2, is incorporated herein by reference.

14.    Not Applicable.

15. Copy of Plan and Agreement of Distribution between Strategist Income Fund, Inc. on behalf of its underlying series funds and American Express Service Corporation filed electronically on or about January 29, 1997 as Exhibit 15 to Registrant's Post-Effective Amendment No. 1, is incorporated herein by reference.

16. Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22(b) filed on or about April 19, 1996 as Exhibit 16 to Registrant's Pre-Effective Amendment No. 2 is incorporated herein by reference.

17.    Financial data schedules, are filed electronically herewith.

18.    Not Applicable.

19(a). Trustees Power of Attorney to sign Amendments to
       Registration Statement, dated January 8, 1997, filed electronically on or about January 29, 1997 as Exhibit 19(a) to Registrant's Post-Effective Amendment No. 1, is incorporated herein by reference.

PAGE 88
19(b   ).
       Officers' Power of Attorney to sign Amendments to Registration Statement, dated April 11, 1996, filed electronically as Exhibit 19(b) to Registrant's Pre-
       Effective Amendment No. 2, is incorporated herein by reference.

19(c). Directors' Power of Attorney to sign Amendments to this Registration Statement, dated April 24, 1996, filed electronically as Exhibit 19(c) to Registrant's Post-Effective Amendment No. 1, is incorporated herein by reference.

19(d). Officers' Power of Attorney to sign Amendments to this Registration Statement, dated April 24, 1996, filed electronically as Exhibit 19(d) to Registrant's Post-Effective Amendment No. 1, is incorporated herein by reference.

Item 25.  Persons Controlled by or Under Common Control with
          Registrant

          None.

Item 26.  Number of Holders of Securities

               (1)                            (2)
                                        Number of Record
                                         Holders as of
          Title of Class                July 15, 1997

          Common Stock
          $.01 par value
          Strategist Government Income Fund      6
          Strategist High Yield Fund            39
          Strategist Quality Income Fund         8

Item 27.  Indemnification

The Articles of Incorporation of the Registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the Registrant provided that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

PAGE 89
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnificatioin is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment
Company Act of 1940.

PAGE 1
American Express Financial Corporation is the investment advisor of the Portfolios of the Trust.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

PAGE 91
                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Strategist Income Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 30th day of July, 1997.

                              STRATEGIST INCOME FUND, INC.


                              By /s/ James A. Mitchell*
                                     James A. Mitchell, President

                              By /s/ Melinda S. Urion
                                     Melinda S. Urion, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of July, 1997.

Signature                               Title

By /s/ Rodney P. Burwell**              Director
       Rodney P. Burwell

By /s/ Jean B. Keffeler**               Director
       Jean B. Keffeler

By /s/ Thomas R. McBurney**             Director
       Thomas R. McBurney

By /s/ James A. Mitchell**              Director
       James A. Mitchell

* Signed pursuant to Officer's Power of Attorney dated April 24,
1996, filed electronically to Registrant's Pre-Effective Amendment
No. 2 by:


____________________________
Eileen J. Newhouse

** Signed pursuant to Director's Power of Attorney dated April 24, 1996 filed electronically to Registrant's Pre-Effective Amendment
No. 2 by:


____________________________
Eileen J. Newhouse
PAGE 92
                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, INCOME TRUST consents to the filing of this Amendment to the Registration Statement signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 30th day of July, 1997.

                              INCOME TRUST

                              By /s/  William R. Pearce**
                                      William R. Pearce
                                      President

                              By /s/  Melinda S. Urion
                                      Melinda S. Urion
                                      Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of July, 1997.

Signatures                              Capacity

/s/   William R. Pearce*                Trustee
      William R. Pearce

/s/  H. Brewster Atwater Jr.*           Trustee
     H. Brewster Atwater Jr.

/s/   Lynne V. Cheney*                  Trustee
      Lynne V. Cheney

/s/   William H. Dudley*                Trustee
      William H. Dudley

/s/   Robert F. Froehlke*               Trustee
      Robert F. Froehlke

/s/   David R. Hubers*                  Trustee
      David R. Hubers

/s/   Heinz F. Hutter*                  Trustee
      Heinz F. Hutter

/s/   Anne P. Jones*                    Trustee
      Anne P. Jones

/s/   Melvin R. Laird*                  Trustee
      Melvin R. Laird

/s/   Alan K. Simpson*                  Trustee
      Alan K. Simpson

PAGE 93
Signatures                              Capacity

/s/   Edson W. Spenser*                 Trustee
      Edson W. Spencer

/s/   John R. Thomas*                   Trustee
      John R. Thomas

/s/   Wheelock Whitney*                 Trustee
      Wheelock Whitney

/s/   C. Angus Wurtele*                 Trustee
      C. Angus Wurtele


* Signed pursuant to Trustees Power of Attorney dated January 8,
1997, filed electronically as Exhibit 19(a) to Registrant's Post-
Effective Amendment No. 1, is incorporated herein by reference, by:



___________________________________
William R. Pearce

** Signed pursuant to Officers' Power of Attorney dated April 11,
1996, filed electronically as Exhibit 19(b)to Registrant's Pre-
Effective Amendment No. 2, by:



___________________________________
William R. Pearce

PAGE 94
CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION
STATEMENT NO. 33-60323

This Amendment to the Registration Statement comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

     The prospectus.

Part B.

     Statement of Additional Information.
     Financial Statements.

Part C.

     Other Information.

The signatures.